--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                  REGISTRATION STATEMENT (NO. 33-53683) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                         POST-EFFECTIVE AMENDMENT NO. 8                      [ ]
                                      AND

                  REGISTRATION STATEMENT (NO. 811-07175) UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 11                             [ ]
                           VANGUARD TAX-MANAGED FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                                 P.O. BOX 2600
                             VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482
               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
          on February 22, 1999 pursuant to paragraph (b) of Rule 485.
                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.


     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. WE FILED OUR RULE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 1998 ON FEBRUARY 25, 1999.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           VANGUARD TAX-MANAGED FUNDS

                             CROSS REFERENCE SHEET


 FORM N-1A
ITEM NUMBER                                                   LOCATION IN PROSPECTUS
-----------                                                   ----------------------
Item 1.      Front and Back Cover Pages.............  Front and Back Cover Pages
Item 2.      Risk/Return Summary: Investments,
             Risks, and Performance.................  Fund Profile
Item 3.      Risk/Return Summary: Fee Table.........  Fee Table
Item 4.      Investment Objectives, Principal
             Investment Strategies, and Related
             Risks..................................  A Word About Risk; An Introduction to
                                                      Tax-Efficient Investing; Primary
                                                      Investment Strategies
Item 5.      Management's Discussion of Fund
             Performance............................  Herein incorporated by reference to
                                                      Registrant's Annual Report to
                                                      Shareholders dated December 31, 1998
                                                      filed with the Securities & Exchange
                                                      Commission's EDGAR system on March 2,
                                                      1999.
Item 6.      Management, Organization, and Capital
             Structure..............................  The Funds and Vanguard; Investment
                                                      Adviser
Item 7.      Shareholder Information................  Share Price; Dividends, Capital Gains,
                                                      and Taxes; Investing with Vanguard
Item 8.      Distribution Arrangements..............  Inside Front Cover Page
Item 9.      Financial Highlights Information.......  Financial Highlights


 FORM N-1A                                                     LOCATION IN STATEMENT
ITEM NUMBER                                                  OF ADDITIONAL INFORMATION
-----------                                                  -------------------------
Item 10.     Cover Pages and Table of Contents......  Cover Page; Table of Contents
Item 11.     Fund History...........................  Description of the Trust
Item 12.     Description of the Fund and its
             Investments and Risks..................  Investment Policies; Description of the
                                                      Trust; and Fundamental Investment
                                                      Limitations
Item 13.     Management of the Fund.................  Management of the Trust
Item 14.     Control Persons and Principal Holders
             of Securities..........................  Management of the Trust
Item 15.     Investment Advisory and Other
             Services...............................  Investment Advisory Services
Item 16.     Brokerage Allocation and Other
             Practices..............................  Portfolio Transactions
Item 17.     Capital Stock and Other Securities.....  Description of the Trust
Item 18.     Purchase, Redemption and Pricing of
             Shares.................................  Purchase of Shares; Redemption of
                                                      Shares; and Share Price
Item 19.     Taxation of the Fund...................  Description of the Trust
Item 20.     Underwriters...........................  Not Applicable
Item 21.     Calculation of Performance Data........  Yield and Total Return
Item 22.     Financial Statements...................  Financial Statements

VANGUARD TAX-MANAGED FUNDS

Prospectus
February 22, 1999
A Group of Tax-Managed Mutual Funds


                                    CONTENTS


       1          FUND PROFILES

            1          Vanguard Tax-Managed Balanced Fund

            4          Vanguard Tax-Managed Growth and Income Fund

            7          Vanguard Tax-Managed Capital Appreciation Fund

           10          Vanguard Tax-Managed Small-Cap Fund

       12         AN INTRODUCTION TO TAX-EFFICIENT INVESTING

       12         A WORD ABOUT RISK

       13         PRIMARY INVESTMENT STRATEGIES

       18         THE FUNDS AND VANGUARD

       18         INVESTMENT ADVISER

       19         YEAR 2000 CHALLENGE

       19         DIVIDENDS, CAPITAL GAINS, AND TAXES

       20         SHARE PRICE

       22         FINANCIAL HIGHLIGHTS

       24         INVESTING WITH VANGUARD

       24         SERVICES AND ACCOUNT FEATURES

       25         TYPES OF ACCOUNTS

       25         BUYING SHARES

       27         REDEEMING SHARES

       30         TRANSFERRING REGISTRATION

       31         FUND AND ACCOUNT UPDATES

       GLOSSARY   (inside back cover)


WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategies of each of the Vanguard Tax-Managed Funds. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide which Fund, if any, is the right investment for you. We suggest that you keep it for future reference.


IMPORTANT NOTE

The Tax-Managed Growth and Income Fund, Tax-Managed Capital Appreciation Fund, and Tax-Managed Small-Cap Fund each offer two separate classes of shares:
Investor and Institutional. The Tax-Managed Balanced Fund offers Investor Shares only. This prospectus offers the Funds' Investor Shares, which have an investment minimum of $10,000. The Funds' Institutional Shares, which have an investment minimum of $10 million, are offered through a separate prospectus. You can obtain a copy of the Institutional Shares prospectus by calling Vanguard's Institutional Investor Services Department at 1-800-523-1036. Note that the Funds' separate share classes have different expenses; as a result, their investment performance will vary.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      This prospectus provides information about Investor Shares of the four Vanguard Tax-Managed Funds. Each of these Funds is managed to minimize the impact of taxes on investors' returns and uses an index-oriented approach to equity investing. However, the Funds differ considerably in their investment objectives and strategies. Below you'll find profiles that summarize key features of each Fund. Additional information concerning the funds, including an Introduction to Tax-Efficient Investing, appears following the profiles.

FUND PROFILE -- VANGUARD TAX-MANAGED BALANCED FUND

The following profile summarizes key features of Vanguard Tax-Managed Balanced Fund.

INVESTMENT OBJECTIVE

The Fund is a balanced fund that seeks to provide a tax-efficient total return, consisting of federally tax-exempt current income, long-term capital growth, and a modest amount of taxable current income.

INVESTMENT STRATEGIES

The Fund invests approximately 50 - 55% of its assets in municipal securities and the balance in common stocks. The fixed-income portion of the Fund is concentrated in high-quality municipal securities with a dollar-weighted average maturity that will range from 7 - 12 years. The Fund's stock holdings are chosen from the Russell 1000 Index -- an independent index of large- and mid-capitalization U.S. companies. The Fund uses statistical methods to "sample" the Index, aiming to closely track its investment performance while minimizing taxable dividend distributions. For more information on security selection, see page 16.

PRIMARY RISKS

THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to:

- Investment style risk, which is the chance that returns from large- or mid-capitalization stocks will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better -- or worse -- than the stock market in general. These periods have, in the past, lasted for as long as several years.

- Interest rate risk, which is the chance that bond prices overall, including the prices of bonds held by the Fund, will decline due to rising interest rates.

- Call risk, which is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- a relatively high-yielding bond before the bond's maturity date. Forced to reinvest the unanticipated proceeds at lower rates, the Fund would experience a decline in income -- and the potential for taxable capital gains.

- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally low for longer-term bonds.

- Credit risk, which is the chance that a bond issuer -- a state or local government or regional governmental authority -- will fail to repay interest and principal in a timely manner. Credit risk, which has the potential to hurt the Fund's performance, should be low for the Fund.


PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year since inception. The table shows how the Fund's average annual returns for one calendar year and since inception compare with those of broad-based securities market indexes. Keep in mind that the Fund's past performance does not necessarily indicate how it will perform in the future.

2

                              ANNUAL TOTAL RETURNS
                                  [BAR GRAPH]

1995      24.52%
1996      12.21%
1997      16.55%
1998      16.93%


      During the period shown in the bar chart, the highest return for a calendar quarter was 12.32% (quarter ended December 31, 1998) and the lowest return for a quarter was -5.03% (quarter ended September 30, 1998).


         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1998
                                                            1 YEAR     SINCE INCEPTION*
         Vanguard Tax-Managed Balanced Fund                  16.93%       15.71%
         Tax-Managed Balanced Composite Index**              16.98        16.82
         Russell 1000 Index                                  27.02        26.85
         Lehman Brothers 7-Year Municipal Bond Index          6.22         6.99

         *     September 6, 1994.

         ** Weighted 50% Russell 1000 Index and 50% Lehman Brothers 7-Year Municipal Bond Index.

FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.


         SHAREHOLDER FEES (fees paid directly from your investment)
         Sales Charge (Load) Imposed on Purchases:                              None
         Sales Charge (Load) Imposed on Reinvested Dividends:                   None
         Redemption Fees*:                                                 2% or 1%**




         ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
         Management Expenses:                                     0.15%
         12b-1 Distribution Fees:                                  None
         Other Expenses:                                          0.04%
            TOTAL ANNUAL FUND OPERATING EXPENSES:                 0.19%

      *     Includes redemptions by exchange to another fund.

      ** A 2% redemption fee applies to shares held for less than one year; a 1% redemption fee applies to shares held at least one year but less than five years. The fees are withheld from redemption proceeds and retained by the Fund. These fees help to cover the transaction costs borne by the Fund when it must sell securities to meet redemptions. In addition, these fees are intended to protect the Fund's long-term investors from short-term traders, who erode the Fund's tax-efficiency.

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem all of your shares at the end of the given period. Although your actual costs might be higher or lower, based on these assumptions your costs would be:



                1 YEAR            3 YEARS           5 YEARS          10 YEARS
                 $124              $176              $107              $243

      You would pay the following expenses if you did NOT redeem your shares (the difference being that the Fund's 1% redemption fee would not apply to the one- and three-year periods below, as it would to those shown above):


                1 YEAR            3 YEARS           5 YEARS          10 YEARS
                  $19               $61              $107              $243

   THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS

Dividends are paid quarterly in March, June, September, and December; capital gains, if any, are paid annually in December

INVESTMENT ADVISER

The Vanguard Group, Valley Forge, Pa., since inception

INCEPTION DATE

September 6, 1994

NET ASSETS AS OF DECEMBER 31, 1998

$207 million

SUITABLE FOR IRAs

No

MINIMUM INITIAL INVESTMENT

$10,000

NEWSPAPER ABBREVIATION

TxMBal

VANGUARD FUND NUMBER
103

CUSIP NUMBER

921943304

TICKER SYMBOL

VTMFX

4

FUND PROFILE -- VANGUARD TAX-MANAGED GROWTH AND INCOME FUND

The following profile summarizes key features of Vanguard Tax-Managed Growth and Income Fund.

INVESTMENT OBJECTIVE

The Fund is a stock fund that seeks to provide a tax-efficient total return consisting of a moderate level of current income and long-term capital growth.

INVESTMENT STRATEGIES

The Fund purchases stocks included in the Standard & Poor's 500 Composite Stock Price Index -- an independent index that is dominated by dividend-paying stocks of the largest U.S. companies. The Fund will hold substantially all of the S&P 500 stocks, in approximately the same proportions as they are represented in the Index. For more information about security selection, see page 16.

PRIMARY RISKS

THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from other asset classes or the overall stock market. Large-capitalization stocks tend to go through cycles of doing better -- or worse -- than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year since inception. The table shows how the Fund's average annual returns for one calendar year and since inception compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not necessarily indicate how it will perform in the future.

                              ANNUAL TOTAL RETURNS
                                    [GRAPH]

1995      37.53%
1996      23.03%
1997      33.31%
1998      28.67%


      During the period shown in the bar chart, the highest return for a calendar quarter was 21.36% (quarter ended December 31, 1998) and the lowest return for a quarter was -9.95% (quarter ended September 30, 1998).

       AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1998
                                                         1 YEAR   SINCE INCEPTION*
      Vanguard Tax-Managed Growth and Income Fund        28.67%        27.48%
      S&P 500 Index                                      28.58         27.45

      *September 6, 1994.

FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                              None
      Sales Charge (Load) Imposed on Reinvested Dividends:                   None
      Redemption Fees*:                                                 2% or 1%**




       ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
       Management Expenses:                                                  0.15%
       12b-1 Distribution Fees:                                               None
       Other Expenses:                                                       0.04%
          TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.19%


      *     Includes redemptions by exchange to another fund.

      ** A 2% redemption fee applies to shares held for less than one year; a 1% redemption fee applies to shares held at least one year but less than five years. The fees are withheld from redemption proceeds and retained by the Fund. These fees help to cover the transaction costs borne by the Fund when it must sell securities to meet redemptions. In addition, these fees are intended to protect the Fund's long-term investors from short-term traders, who erode the Fund's tax-efficiency.


      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund's Investor Shares. This example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem all of your shares at the end of the given period. Although your actual costs might be higher or lower, based on these assumptions your costs would be:

         1 YEAR            3 YEARS           5 YEARS          10 YEARS
          $124              $176              $107              $243

      You would pay the following expenses if you did NOT redeem your shares (the difference being that the Fund's 1% redemption fee would not apply to the one- and three-year periods below, as it would to those shown above):

          1 YEAR            3 YEARS           5 YEARS          10 YEARS
            $19               $61              $107              $243

   THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

6

ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS

Dividends are paid quarterly in March, June, September, and December; capital gains, if any, are paid annually in December

INVESTMENT ADVISER

The Vanguard Group, Valley Forge, Pa., since inception

INCEPTION DATE

September 6, 1994

NET ASSETS AS OF DECEMBER 31, 1998

$1.35 billion

SUITABLE FOR IRAs

No

MINIMUM INITIAL INVESTMENT

$10,000

NEWSPAPER ABBREVIATION

TxMGI

VANGUARD FUND NUMBER

101

CUSIP NUMBER

921943106

TICKER SYMBOL

VTGIX

FUND PROFILE -- VANGUARD TAX-MANAGED CAPITAL APPRECIATION FUND

The following profile summarizes key features of Vanguard Tax-Managed Capital Appreciation Fund.

INVESTMENT OBJECTIVE

The Fund is a stock fund that seeks to provide a tax-efficient total return consisting of long-term capital growth. The Fund may produce a small amount of taxable current income, though not as part of its objective.

INVESTMENT STRATEGIES

The Fund purchases stocks included in the Russell 1000 Index -- an independent index of the stocks of large- and mid-capitalization U.S. companies. The Fund uses statistical methods to "sample" the Index, aiming to closely track its investment performance while minimizing taxable dividend distributions. For more information on security selection, see page 16.

PRIMARY RISKS

THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to investment style risk, which is the chance that returns from large- or mid-capitalization stocks will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better -- or worse -- than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year since inception. The table shows how the Fund's average annual returns for one calendar year and since inception compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not necessarily indicate how it will perform in the future.

                              ANNUAL TOTAL RETURNS
                                  [BAR GRAPH]

1995           34.38%
1996           20.92%
1997           27.29%
1998           27.95%


      During the period shown in the bar chart, the highest return for a calendar quarter was 25.47% (quarter ended December 31, 1998) and the lowest return for a quarter was -13.09% (quarter ended September 30, 1998).

            AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1998
      -------------------------------------------------------------------------
                                                       1 YEAR    SINCE INCEPTION*
      --------------------------------------------------------------------------
      Vanguard Tax-Managed Capital Appreciation Fund     27.95%       25.14%
      Russell 1000 Index                                 27.02        26.85
      --------------------------------------------------------------------------

      *September 6, 1994.
      --------------------------------------------------------------------------

8

FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                              None
      Sales Charge (Load) Imposed on Reinvested Dividends:                   None
      Redemption Fees*:                                                 2% or 1%**




       ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
       Management Expenses:                                      0.16%
       12b-1 Distribution Fees:                                   None
       Other Expenses:                                           0.03%
          TOTAL ANNUAL FUND OPERATING EXPENSES:                  0.19%


      *     Includes redemptions by exchange to another fund.

      ** A 2% redemption fee applies to shares held for less than one year; a 1% redemption fee applies to shares held at least one year but less than five years. The fees are withheld from redemption proceeds and retained by the Fund. These fees help to cover the transaction costs borne by the Fund when it must sell securities to meet redemptions. In addition, these fees are intended to protect the Fund's long-term investors from short-term traders, who erode the Fund's tax-efficiency.



      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund's Investor Shares. This example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem all of your shares at the end of the given period. Although your actual costs might be higher or lower, based on these assumptions your costs would be:

        1 YEAR            3 YEARS           5 YEARS          10 YEARS
          $124              $176              $107              $243

      You would pay the following expenses if you did NOT redeem your shares (the difference being that the Fund's 1% redemption fee would not apply to the one- and three-year periods below, as it would to those shown above):

         1 YEAR            3 YEARS           5 YEARS          10 YEARS
           $19               $61              $107              $243

      THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                                                                               9
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS

Paid annually in December

INVESTMENT ADVISER

The Vanguard Group, Valley Forge, Pa., since inception

INCEPTION DATE

September 6, 1994

NET ASSETS AS OF DECEMBER 31, 1998

$1.48 billion

SUITABLE FOR IRAs

No

MINIMUM INITIAL INVESTMENT

$10,000

NEWSPAPER ABBREVIATION

TxMCap

VANGUARD FUND NUMBER

102

CUSIP NUMBER

921943205

TICKER SYMBOL

VMCAX

10

FUND PROFILE -- VANGUARD TAX-MANAGED SMALL-CAP FUND

The following profile summarizes key features of Vanguard Tax-Managed Small-Cap Fund.

INVESTMENT OBJECTIVE

The Fund is a stock fund that seeks to provide a tax-efficient total return consisting of long-term capital growth. The Fund may produce a small amount of taxable current income, though not as part of its objective.

INVESTMENT STRATEGIES

The Fund purchases stocks included in the Standard & Poor's SmallCap 600 Index -- an independent index that is made up of stocks of smaller U.S. companies. The Fund will hold substantially all of the S&P SmallCap 600 stocks, in approximately the same proportions as they are represented in the Index. For more information on security selection, see page 16.

PRIMARY RISKS

THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from other asset classes or the overall stock market. Small-capitalization stocks tend to go through cycles of doing better -- or worse -- than the stock market in general. These periods have, in the past, lasted for as long as several years. Many small-capitalization companies are new, so their stocks lack a performance record.

PERFORMANCE/RISK INFORMATION

The Fund began operations on February 22, 1999, so performance information (including annual total returns or average annual total returns) is not yet available.

FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year. The Fund has no operating history; actual operating expenses could be different.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                             None
      Transaction Fee on Purchases:                                            1%*
      Sales Charge (Load) Imposed on Reinvested Dividends:                  None
      Redemption Fees**:                                                 2% or 1%+




      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                  0.17%
      12b-1 Distribution Fees:                                               None
      Other Expenses:                                                       0.03%
         TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.20%


      * The 1% purchase fee is deducted from all purchases (including exchanges from other Vanguard funds), but not from reinvested dividends and capital gains.

      **    Includes redemptions by exchange to another fund.

      + A 2% redemption fee applies to shares held for less than one year; a 1% redemption fee applies to shares held at least one year but less than five years. The fees are withheld from redemption proceeds and retained by the Fund. These fees help to cover the transaction costs borne by the Fund when it must sell securities to meet redemptions. In addition, these fees are intended to protect the Fund's long-term investors from short-term traders, who erode the Fund's tax-efficiency.

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's Investor Shares. This example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem all your shares at the end of the given period. Although your actual costs might be higher or lower, based on these assumptions your costs would be:

          1 YEAR            3 YEARS           5 YEARS          10 YEARS
           $224              $278              $212              $353

      You would pay the following expenses if you did NOT redeem your shares (the difference being that the Fund's 1% redemption fee would not apply to the one- and three-year periods below, as it would to those shown above):

          1 YEAR            3 YEARS           5 YEARS          10 YEARS
           $120              $164              $212              $353

      THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


ADDITIONAL INFORMATION


DIVIDENDS AND CAPITAL GAINS

Paid annually in December

INVESTMENT ADVISER

The Vanguard Group, Valley Forge, Pa., since inception

INCEPTION DATE

February 22, 1999

SUITABLE FOR IRAs

No

MINIMUM INITIAL INVESTMENT

$10,000

NEWSPAPER ABBREVIATION

TxMSC

VANGUARD FUND NUMBER

116

CUSIP NUMBER

921943403

12

AN INTRODUCTION TO TAX-EFFICIENT INVESTING

Most mutual funds seek to maximize pretax total returns, without regard to the personal tax consequences for investors. Yet most investors stand to lose a significant portion of their investment returns to federal, state, and local taxes. Fund dividends and short-term capital gains are now taxed at federal income tax rates as high as 39.6%; and for long-term capital gains, the rates reach up to 20%. The Vanguard Tax-Managed Funds aim to minimize the impact of taxes on investors' total returns by operating in a tax-efficient manner. The Funds use these tax-management techniques:

- Low turnover. The Funds minimize turnover by employing an index-oriented approach to stock investing. Instead of trading frequently, each Fund simply buys and holds all -- or a representative sample -- of the stocks comprising its target index. Frequent trading -- a hallmark of many actively managed funds -- causes funds to realize capital gains, which must then be distributed to shareholders, reducing their after-tax returns.

- A disciplined sell-selection method. When selling specific securities, the Funds will select a specific share lot -- more often than not, the highest-cost shares -- in order to minimize realized capital gains. In addition, each Fund may sell securities at a loss in order to offset realized capital gains that would otherwise have to be distributed to shareholders.

- Bias against taxable dividend income. The Tax-Managed Balanced and Tax-Managed Capital Appreciation Funds minimize taxable dividend income by focusing on the lower-yielding stocks in their shared target index (the Russell 1000 Index). In addition, the bond portion of the Tax-Managed Balanced Fund is comprised of municipal securities, which generate tax-exempt dividends.

- Redemption fees. Each Fund imposes redemption fees on short-term investors, whose in-out activity can reduce a fund's tax efficiency by causing it to realize capital gains. The fee is 2% for shares held for less than one year, and 1% for shares held at least one but less than five years. These fees are paid to the Funds to help cover their transaction costs when selling securities to meet redemptions.

A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in the Vanguard Tax-Managed Funds. It is important to keep in mind one of the main axioms of investing: The higher the potential reward, the higher the risk of losing money. The reverse, also, is generally true: The lower the potential reward, the lower the risk. As you consider an investment in one or more of the Funds, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

      Look for this "warning flag" symbol [FLAG GRAPHIC] throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of one or more of the Funds.

                                                                              13
                                PLAIN TALK ABOUT

                                 BALANCED FUNDS

Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and/or money market instruments. Because the prices of stocks and bonds often move in different directions, balanced funds are able to use rewards from one type of investment to help offset the risks from another.


PRIMARY INVESTMENT STRATEGIES

Each of the Funds follows a distinct set of investment strategies. This section explains the strategies that the investment adviser uses in pursuit of each Fund's objective. It also explains how the adviser implements these strategies. In addition, this section discusses important risks faced by investors in the Funds. The Funds' Board of Trustees oversees their management and may change the investment strategies in the interest of shareholders.

MARKET EXPOSURE

The grid below shows, at a glance, the types of investments made by each Fund as its primary investment strategy. In addition, the grid shows the percentage of each Fund's assets that is normally committed to each type of investment listed. Market exposure is expected to play the most important role in achieving a Fund's investment objective.

                                                      VANGUARD TAX-MANAGED FUNDS
                             ---------------------------------------------------------------------------
                                                       GROWTH             CAPITAL
    MARKET EXPOSURE              BALANCED            AND INCOME        APPRECIATION         SMALL-CAP
    -----------------------------------------------------------------------------------------------------
    Common stocks                45 - 50%               100%                100%               100%
                             Large- and mid-cap     Large-cap U.S.    Large- and mid-cap   Small-cap U.S.
                               U.S. companies         companies        U.S. companies        companies
    -----------------------------------------------------------------------------------------------------
    Municipal securities         50 - 55%               None                 None              None

COMMON STOCKS

Each of the Funds invests in U.S. common stocks as a primary investment strategy, although the size of the companies on which the Funds focus varies.

[FLAG GRAPHIC]

      EACH FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

      To illustrate the volatility of stock prices, the table on the next page shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.


                                PLAIN TALK ABOUT

                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Generally, Vanguard defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $10 billion. Mid-cap funds hold stocks of companies with a market value between $1 billion and $10 billion. Small-cap funds typically hold stocks of companies with a market value of less than $1 billion.

14

                                PLAIN TALK ABOUT

                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid -- you would have to lower your asking price. On the other hand if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

                          U.S. STOCK MARKET RETURNS (1926 - 1998)
     ----------------------------------------------------------------------
                            1 YEAR      5 YEARS     10 YEARS      20 YEARS
     ----------------------------------------------------------------------
      Best                   54.2%       24.1%        19.9%        17.7%
      Worst                  43.1      - 12.4        - 0.8          3.1
      Average                13.1        10.7         11.0         11.0

      The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on stocks for all of the 5-year periods was 10.7%, returns for individual 5-year periods ranged from a - 12.4% average (from 1928 through 1932) to 24.1% (from 1994 through 1998). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or these Funds in particular.

      Keep in mind that the S&P 500 Index -- which is the index tracked by the Tax-Managed Growth and Income Fund -- holds mainly large-cap stocks. Historically, mid- and small-cap stocks have been more volatile than -- and at times have performed quite differently from -- large-cap stocks. This is due to several factors, including less-certain growth and dividend prospects for smaller companies. The Tax-Managed Balanced and Tax-Managed Capital Appreciation Funds hold mid-cap stocks in addition to large-cap stocks. The Tax-Managed Small-Cap Fund holds just small-cap stocks.

[FLAG GRAPHIC]

      THE FUNDS ARE SUBJECT, IN VARYING DEGREES, TO INVESTMENT STYLE RISK, WHICH IS THE POSSIBILITY THAT RETURNS FROM A SPECIFIC TYPE OF STOCK (FOR INSTANCE, SMALL- OR MID-CAP STOCKS) OR FUND WILL TRAIL RETURNS FROM OTHER ASSET CLASSES OR THE OVERALL STOCK MARKET. EACH TYPE OF STOCK OR FUND TENDS TO GO THROUGH CYCLES OF DOING BETTER -- OR WORSE -- THAN COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

MUNICIPAL SECURITIES

The Tax-Managed Balanced Fund invests 50 - 55% of its assets in municipal securities. Municipal securities are bonds, notes, and other fixed income instruments issued by state and local governments and regional governmental authorities. Municipal securities pay out federally tax-exempt income. The Fund emphasizes high quality municipal securities; at least 75% of the municipal bonds purchased by the Fund will be rated in one of the top three credit rating categories as determined by an independent bond rating agency. Up to 25% of the municipal securities purchased by the Fund may be rated in the fourth highest rating category and, within that 25%, up to 5% may be lower rated or unrated. The dollar-weighted average maturity of the Fund's municipal securities holdings will range from 7 - 12 years.

[FLAG GRAPHIC]

      BECAUSE OF ITS BOND INVESTMENTS, THE TAX-MANAGED BALANCED FUND IS SUBJECT TO INTEREST RATE RISK -- WHICH IS THE POSSIBILITY THAT BOND PRICES OVERALL WILL FALL WHEN INTEREST RATES RISE.

      Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981. To illustrate the relationship between bond prices and interest rates, the following table shows the impact of a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

                                PLAIN TALK ABOUT

                                 MUNICIPAL BONDS

Municipal bonds are securities issued by state and local governments and regional governmental authorities as a way of raising money for public construction projects (for example, highways, airports, or housing); for operating expenses; or for loans to public institutions and facilities.


                                PLAIN TALK ABOUT

                                 BOND MATURITIES

A bond is issued with a specific maturity date -- the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short-term) to 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise -- but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.


                                PLAIN TALK ABOUT

                                 CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment grade."

                     HOW INTEREST RATE CHANGES AFFECT BONDS*
--------------------------------------------------------------------------------
                               VALUE OF A $1,000 BOND     VALUE OF A $1,000 BOND
                                 AFTER A 2% INCREASE       AFTER A 2% DECREASE
TYPE OF BOND (MATURITY)          IN INTEREST RATES          IN INTEREST RATES
--------------------------------------------------------------------------------
Short-Term (2.5 years)              $956                       $1,046
Intermediate-Term (10 years)         870                        1,156
Long-Term (20 years)                 816                        1,251

*     Assuming a 7% yield.

      These figures are for illustrative purposes only and should not be regarded as an indication of future returns from the bond market as a whole, or the Tax-Managed Balanced Fund in particular.

Changes in interest rates will affect bond income as well as bond prices.

  [FLAG GRAPHIC]

      BECAUSE OF ITS BOND INVESTMENTS, THE TAX-MANAGED BALANCED FUND IS SUBJECT TO INCOME RISK, WHICH IS THE POSSIBILITY THAT THE FUND'S DIVIDENDS (INCOME) WILL DECLINE DUE TO FALLING INTEREST RATES. INCOME RISK IS GENERALLY GREATEST FOR SHORT-TERM BONDS AND LEAST FOR LONG-TERM BONDS.

      Problems unique to a bond issuer can also cause problems for bond fund shareholders.

  [FLAG GRAPHIC]

      THE TAX-MANAGED BALANCED FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE POSSIBILITY THAT A BOND ISSUER WILL FAIL TO REPAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

      The credit quality of the Tax-Managed Balanced Fund is expected to be very high, and thus credit risk should be low. The average credit quality of the Fund's holdings, as rated by Moody's Investors Service, as of December 31, 1998, was AA+.

16

                                PLAIN TALK ABOUT

                                INDEXING METHODS

In seeking to track a particular index, funds generally use one of two methods to select the stocks or bonds in which they invest. Some index funds hold each stock in their target indexes in about the same proportions as represented in the indexes themselves. This is called a REPLICATION METHOD. For example, if 5% of the S&P 500 Index were made up of the stock of a specific company, a fund tracking that index (such as Tax-Managed Growth and Income Fund) would invest 5% of its assets in that company. Other index funds may use a different security selection process, a SAMPLING METHOD. Using a sophisticated computer program, these funds select stocks that will mirror their target indexes in terms of industry weightings, market capitalization, and other characteristics. For instance, if 10% of the Russell 1000 Index were made up of financial services stocks, Tax-Managed Capital Appreciation Fund would invest about 10% of its assets in the financial services stocks of the index with overall similar financial characteristics. Funds tend to use a sampling method when the target index includes too many stocks to track cost-effectively.

      Finally, because stock and bond prices often move in different directions, the Tax-Managed Balanced Fund's bond holdings may help to dampen -- but not eliminate -- some of the stock market volatility experienced by the Fund. Likewise, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds.

SECURITY SELECTION

Each of the Funds employs an index-oriented approach to stock investing; Tax-Managed Balanced Fund selects municipal securities based upon traditional, active management techniques. The grid below shows, at a glance, the stock index tracked by each Fund and the indexing method employed.

         TAX-MANAGED FUND             INDEX           INDEXING METHOD
        --------------------------------------------------------------
         Balanced                    Russell 1000         Sampling
         Growth and Income              S&P 500          Replication
         Capital Appreciation        Russell 1000         Sampling
         Small-Cap                 S&P SmallCap 600      Replication

OTHER INVESTMENT POLICIES AND RISKS

Each of the Funds may invest, to a limited extent, in futures contracts, options (including puts and calls), warrants, convertible securities, and swap agreements, which are all types of derivatives. Losses (or gains) involving futures contracts can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of shares of stock at a predetermined price), convertible securities (securities that may be exchanged for a different asset), and swap agreements (contracts between two parties in which each agrees to make payments to the other based on the return of a specified index or asset). For this reason, the Funds will not use futures, options, warrants, convertible securities, or swap agreements for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.

      Each of the Funds may invest in futures contracts and options so long as the total value of these investments does not exceed 5% of the Fund's assets.

      The reasons for which a Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in its benchmark index.

- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

                                PLAIN TALK ABOUT

                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.


                                PLAIN TALK ABOUT

                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all domestic stock funds is approximately 85%, according to Morningstar, Inc.


                                PLAIN TALK ABOUT

                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic impact on a fund's performance.


TURNOVER RATES


Although the Funds generally seek to invest for the long term, each retains the right to sell securities regardless of how long the securities have been held. Generally, an index-oriented fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Because of this, and the Fund's focus on avoiding taxable gains, the turnover rate for each Fund has been fairly low. The Funds' turnover rate for stocks is expected to remain below 20%; Tax-Managed Balanced Fund's turnover rate for municipal securities is expected to remain below 40%. (A turnover rate of 100% would occur, for example, if a Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

COSTS AND MARKET-TIMING

Some investors try to profit from market-timing -- switching money into investments when they expect prices to rise, and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Tax-Managed Funds have adopted the following policies, among others, designed to discourage short-term trading:

- The Funds reserve the right to reject any purchase request into any of the Funds -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Funds. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into and out of a Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

- The Funds impose a 2% redemption fee on shares that are redeemed by any method within one year of purchase. There is a 1% redemption fee on shares that are redeemed by any method more than one year but less than five years of purchase.

-     The Funds reserve the right to stop offering shares at any time.

      THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THESE FUNDS IF YOU ARE A MARKET-TIMER.

18

                                PLAIN TALK ABOUT

                            THE FUNDS' REDEMPTION FEE

The Tax-Managed Funds charge a redemption fee on shares that are redeemed (including redeeming by exchange to another Vanguard fund) before they have been held for five years. The fee is 2% for shares redeemed within one year of purchase and 1% for shares redeemed after one year but within five years of purchase. The Funds are intended for long-term investors, and this redemption fee ensures that the costs associated with short-term trading are borne by the investors making the transactions -- and not by those shareholders in the Funds for the long term.

      At Vanguard, all fees are paid directly to the fund itself (unlike a sales charge or load, which -- for many fund companies -- ends up in the pocket of the sponsor, adviser, or sales representative).


                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.


                                PLAIN TALK ABOUT

                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. The Vanguard Tax-Managed Balanced, Growth and Income, and Capital Appreciation Funds' expense ratio for Investor Shares in fiscal year 1998 were each 0.19%, or $1.90 per $1,000 of average net assets. The expense ratio for Tax-Managed Small-Cap Fund, which is new, is expected to be 0.20%, or $2.00 per $1,000 of average net assets, for fiscal year 1999. The average equity mutual fund had expenses in 1998 of 1.52%, or $15.20 per $1,000 of average net assets, according to Lipper, Inc., which reports on the mutual fund industry.


THE FUNDS AND VANGUARD

Vanguard Tax-Managed Funds are members of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios and total net assets of more than $440 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

      Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


INVESTMENT ADVISER

Each of the Tax-Managed Funds obtains advisory services on an at-cost basis from The Vanguard Group, Valley Forge, Pennsylvania 19482. For the fiscal year ended December 31, 1998, Tax-Managed Balanced Fund, Tax-Managed Growth and Income Fund, and Tax-Managed Capital Appreciation Fund paid advisory expenses of $39,000, $29,000, and $29,000, which represented effective annual rates of 0.02%, 0.0025%, and 0.0025%, respectively. Tax-Managed Small-Cap Fund began operations on February 22, 1999, and advisory expenses for its first fiscal year are estimated at an effective annual rate of 0.01%.

                                                                              19
                                PLAIN TALK ABOUT

                               THE FUNDS' ADVISERS

The individual primarily responsible for overseeing investments for the Tax-Managed Growth and Income Fund, the Tax-Managed Capital Appreciation Fund, the Tax-Managed Small-Cap Fund, and the stock portion of the Tax-Managed Balanced Fund is:

      GEORGE U. SAUTER, Managing Director of Vanguard; has worked in investment management since 1985; with Vanguard since 1987; has managed portfolio investments since 1987; A.B., Dartmouth College; M.B.A., University of Chicago.

      The municipal securities portion of the Tax-Managed Balanced Fund is overseen by:

      CHRISTOPHER M. RYON, Principal of Vanguard; has worked in investment management and with Vanguard since 1985; has managed portfolio investments since 1988; B.S., Villanova University; M.B.A., Drexel University.


      The Funds have authorized the advisers to choose brokers or dealers to handle the purchase and sale of securities for the Funds, and to get the best available price and most favorable execution from these brokers with respect to all transactions. Also, the Funds may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Funds.


YEAR 2000 CHALLENGE

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

      The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.

      In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Funds' operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.

      However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on a Fund's business, operations, or financial condition. Additionally, a Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.


DIVIDENDS, CAPITAL GAINS, AND TAXES

The Tax-Managed Funds distribute to their shareholders virtually all of their net income (interest and dividends less expenses), as well as any capital gains realized from the sale of their holdings. For Tax-Managed Balanced and Tax-Managed Growth and Income Funds, income distributions generally occur in March, June, September, and December; Tax-Managed Capital Appreciation and Tax-Managed Small-Cap Funds pay such distributions in December. Capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

20

                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.


                                PLAIN TALK ABOUT

                               "BUYING A DIVIDEND"

It is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received -- even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

      You can receive distributions of income or capital gains in cash, or you can have them automatically invested in more shares of a Fund. In either case, these distributions are taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December -- if paid to you by the end of January -- are taxed as if they had been paid to you in December.

      Vanguard will send you a statement each year showing the tax status of all your distributions. If you have chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, we will change the distribution option so that all dividends and other distributions are automatically invested in additional shares. We will not pay interest on uncashed distribution checks.

- The dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.

- Any distributions of net long-term capital gains by a Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.

- Although the Funds do not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of their ordinary investment activities. Consequently, distributions may vary considerably from year to year.

- If you sell or exchange shares, any gain or loss you have is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

      The tax information in this prospectus is provided as general information. (Non-U.S. investors may be subject to U.S. withholding and estate tax.) You should consult your tax adviser about the tax consequences of an investment in one or more of the Funds.

      IMPORTANT NOTE: By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.


SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets attributed to each share class, subtracting any of its liabilities (debts) attributed to each share class, and then dividing by the number of Fund shares outstanding for each share class:

                                        TOTAL ASSETS   -   LIABILITIES
                NET ASSET VALUE    =    ------------------------------
                                         NUMBER OF SHARES OUTSTANDING

      Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

      A NOTE ON PRICING: A Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Board of Trustees.

      Each Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Index Funds." Different newspapers use different abbreviations of the Funds' names, but the most common are TxMBAL, TxMGI, TxMCAP, and TxMSC for the Balanced, Growth and Income, Capital Appreciation, and Small-Cap Funds, respectively.

22
                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Tax-Managed Balanced Fund as an example. The Fund began fiscal 1998 with a net asset value (price) of $14.67 per share. During the year, the Fund earned $.39 per share from investment income (interest and dividends) and $2.07 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

      Shareholders received $.39 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

      The earnings ($2.46 per share) minus the distributions ($.39 per share) resulted in a share price of $16.74 at the end of the year. This was an increase of $2.07 per share (from $14.67 at the beginning of the year to $16.74 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 16.93% for the year.

      As of December 31, 1998, the Fund had $207 million in net assets. For the year, its expense ratio was 0.19% ($1.90 per $1,000 of net assets); and its net investment income amounted to 2.63% of its average net assets. It sold and replaced securities valued at 7% of its net assets.


FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance since its inception (except for the Tax-Managed Small-Cap Fund, which did not start operations until February 22,
1999), and certain information reflects financial results for a single Fund share. The total returns in each table represent the BEFORE-TAX rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividends and distributions, and complete redemption at the end of the period). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report -- along with each Fund's financial statements -- is included in the Funds' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.


                                                     VANGUARD TAX-MANAGED BALANCED FUND

                                                   YEAR ENDED DECEMBER 31,            JULY 25* TO
                                           ----------------------------------------     DEC. 31,
                                              1998      1997       1996        1995       1994
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                $ 14.67    $ 12.92    $ 11.85    $  9.79   $ 10.00
---------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                        .39        .37        .36        .31       .09
  Net Realized and Unrealized
   Gain (Loss) on Investments                 2.07       1.75       1.07       2.07      (.21)
                                           --------------------------------------------------
   Total from Investment
     Operations                               2.46       2.12       1.43       2.38      (.12)
                                           --------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
   Investment Income                          (.39)      (.37)      (.36)      (.32)     (.09)
  Distributions from Realized
   Capital Gains                                --         --         --         --        --
                                           --------------------------------------------------
   Total Distributions                        (.39)      (.37)      (.36)      (.32)     (.09)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $16.74    $ 14.67    $ 12.92    $ 11.85   $  9.79
=============================================================================================
TOTAL RETURN**                               16.93%     16.55%     12.21%     24.52%    (1.40)%
=============================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)     $   207    $   120    $    63    $    39   $    17
  Ratio of Total Expenses to
   Average Net Assets                         0.19%      0.17%      0.20%      0.20%      0.0%
  Ratio of Net Investment Income to
   Average Net Assets                         2.63%      2.77%      3.04%      3.06%     2.88%+
  Turnover Rate                                  7%         7%         5%         5%        0%
=============================================================================================

* Subscription period was July 25, 1994 through September 5, 1994, during which time all assets were held in money market instruments. Performance measurement began September 6, 1994.

** Total returns do not reflect the 2% redemption fee on shares held less than one year or the 1% redemption fee on shares held at least one year but less than five years.

+     Annualized.

      From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

                                                                    VANGUARD TAX-MANAGED GROWTH AND INCOME FUND

                                                                      YEAR ENDED DECEMBER 31,                JULY 25* TO
                                                           --------------------------------------------------    DEC. 31,
                                                                1998        1997        1996        1995            1994
NET ASSET VALUE, BEGINNING OF PERIOD                       $   20.88     $   15.89     $   13.16     $  9.77    $   10.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                          .29           .29           .27         .25          .09
  Net Realized and Unrealized Gain (Loss) on Investments        5.67          4.98          2.74        3.39         (.23)
                                                            --------------------------------------------------------------
   Total from Investment Operations                             5.96          5.27          3.01        3.64         (.14)
                                                            --------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                          (.29)         (.28)         (.28)       (.25)        (.09)

  Distributions from Realized Capital Gains                     --            --            --          --           --
                                                            --------------------------------------------------------------
   Total Distributions                                          (.29)         (.28)         (.28)       (.25)        (.09)
                                                            --------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $   26.55     $   20.88     $   15.89     $ 13.16    $    9.77
=========================================================================================================================
TOTAL RETURN**                                                 28.67%        33.31%        23.03%      37.53%       (1.70)%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $   1,352     $     579     $     235     $    98    $      31
  Ratio of Total Expenses to Average Net Assets                 0.19%         0.17%         0.20%       0.20%        0.20%+
  Ratio of Net Investment Income to Average Net Assets          1.32%         1.62%         2.04%       2.37%        2.82%+
  Turnover Rate                                                    4%            2%            7%          6%           0%
=========================================================================================================================

* Subscription period was July 25, 1994 through September 5, 1994, during which time all assets were held in money market instruments. Performance measurement began September 6, 1994.

** Total returns do not reflect the 2% redemption fee on shares held less than one year or the 1% redemption fee on shares held at least one year but less than five years.

+     Annualized.

                                                                       VANGUARD TAX-MANAGED CAPITAL APPRECIATION FUND

                                                                             YEAR ENDED DECEMBER 31,          JULY 25* TO
                                                               -----------------------------------------------    DEC. 31,
                                                                    1998        1997        1996        1995         1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   20.18     $   15.95   $   13.28   $    9.95   $   10.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                              .13           .11         .12         .08         .04
  Net Realized and Unrealized Gain (Loss) on Investments            5.51          4.24        2.66        3.34        (.05)
                                                               -----------------------------------------------------------
   Total from Investment Operations                                 5.64          4.35        2.78        3.42        (.01)
                                                               -----------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                              (.13)         (.12)       (.11)       (.09)       (.04)
  Distributions from Realized Capital Gains                         --            --          --          --          --
                                                               -----------------------------------------------------------
   Total Distributions                                              (.13)         (.12)       (.11)       (.09)       (.04)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $   25.69     $   20.18   $   15.95   $   13.28   $    9.95
==========================================================================================================================
TOTAL RETURN**                                                     27.95%        27.29%      20.92%      34.38%      (0.50)%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                         $   1,479     $     893   $     517   $     254   $      70
  Ratio of Total Expenses to Average Net Assets                     0.19%         0.17%       0.20%       0.20%       0.20%+
  Ratio of Net Investment Income to Average Net Assets              0.62%         0.70%       0.91%       0.97%       1.26%+
  Turnover Rate                                                        5%            4%         12%          7%          1%
==========================================================================================================================

* Subscription period was July 25, 1994 through September 5, 1994, during which time all assets were held in money market instruments. Performance measurement began September 6, 1994.

** Total returns do not reflect the 2% redemption fee on shares held less than one year or the 1% redemption fee on shares held at least one year but less than five years.

+     Annualized.


"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
and "Standard & Poor's SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes.

24

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

      Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

      The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [BOOK GRAPHIC]. Please call us to request copies.


SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.

TELEPHONE REDEMPTIONS (SALES AND EXCHANGES)

Automatically set up for these Funds unless you notify us otherwise.

VANGUARD DIRECT DEPOSIT SERVICE(TM) [BOOK GRAPHIC]

Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.

VANGUARD AUTOMATIC EXCHANGE SERVICE(TM)[BOOK GRAPHIC]

Automatic method for moving a fixed amount of money from one Vanguard fund account to another.

VANGUARD FUND EXPRESS(R)[BOOK GRAPHIC]

Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.

VANGUARD DIVIDEND EXPRESS(TM) [BOOK GRAPHIC]

Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.

VANGUARD TELE-ACCOUNT(R) 1-800-662-6273 (ON-BOARD) [BOOK GRAPHIC]

Toll-free 24-hour access to Vanguard fund and account information -- as well as some transactions -- by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.

ACCESS VANGUARD(TM) www.vanguard.com [COMPUTER GRAPHIC]

You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send to you, by mail, an account access password that allows you to process the following financial and administrative transactions online:

-     Open a new account.*

-     Buy, sell, or exchange shares of most funds.

-     Change your name/address.

- Add/change fund options (including dividend options, Vanguard Fund Express, bank instructions, checkwriting, and Vanguard Automatic Exchange Service).

* Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.

INVESTOR INFORMATION DEPARTMENT: 1-800-662-7447 (SHIP) TEXT TELEPHONE:
1-800-952-3335 Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.


CLIENT SERVICES DEPARTMENT: 1-800-662-2739 (CREW) TEXT TELEPHONE: 1-800-662-2738 Call Vanguard for information on your account, account transactions, and account statements.

SERVICES FOR CLIENTS OF VANGUARD'S INSTITUTIONAL DIVISION: 1-888-809-8102 Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.

TYPES OF ACCOUNTS

Individuals and institutions can establish a variety of accounts with Vanguard.

FOR ONE OR MORE PEOPLE

Open an account in the name of one (individual) or more (joint tenants) people.

FOR HOLDING PERSONAL TRUST ASSETS [BOOK GRAPHIC]

Invest assets held in an existing personal trust.

FOR AN ORGANIZATION [BOOK GRAPHIC]

Open an account as a corporation, partnership, endowment, foundation, or other entity.

A NOTE ON INVESTING WITH VANGUARD THROUGH OTHER FIRMS

You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees or other policies. Consult your intermediary to determine when your order will be priced.


BUYING SHARES

You buy your shares at a Fund's next-determined net asset value after Vanguard receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value.

MINIMUM INVESTMENT TO . . .

open a new account
$10,000


add to an existing account
$100 by mail or exchange; $1,000 by wire.

A NOTE ON LOW BALANCES

Each Fund reserves the right to close any account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in June if your account balance falls below $10,000. The fee is waived if your total Vanguard account assets are $50,000 or more.

A NOTE ON PURCHASE FEES

The Tax-Managed Small-Cap Fund deducts a 1% fee from all purchases (including exchanges from other Vanguard funds), but not from reinvested dividends or capital gains.

BY MAIL TO . . . [ENVELOPE GRAPHIC]

open a new account

Complete and sign the application form and enclose your check.

add to an existing account

Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form.

Make your check payable to:

The Vanguard Group (insert appropriate Fund number; see below)

Vanguard Tax-Managed Balanced Fund - 103

Vanguard Tax-Managed Growth and Income Fund - 101

Vanguard Tax-Managed Capital Appreciation Fund - 102

Vanguard Tax-Managed Small-Cap Fund - 116

All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

26

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2600                       455 Devon Park Drive
Valley Forge, PA 19482-2600         Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       455 Devon Park Drive
Valley Forge, PA 19482-2900         Wayne, PA 19087-1815

IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

BY TELEPHONE TO . . . [TELEPHONE GRAPHIC]

open a new account

Call Vanguard Tele-Account* 24 hours a day -- or Client Services during business hours -- to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type).

add to an existing account

Call Vanguard Tele-Account* 24 hours a day -- or Client Services during business hours -- to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is in place.

Vanguard Tele-Account               Client Services
1-800-662-6273                      1-800-662-2739
*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

IMPORTANT NOTE: Once you've requested a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.

BY WIRE TO OPEN A NEW ACCOUNT OR ADD TO AN EXISTING ACCOUNT
[WIRE GRAPHIC]

Call Client Services to arrange your wire transaction.

Wire to:

FRB ABA 021001088
Marine Midland Bank, New York


For credit to:

Account: 000112046
Vanguard Incoming Wire Account

In favor of:

The Vanguard Group (insert appropriate Fund number; see below)

Vanguard Tax-Managed Balanced Fund - 103

Vanguard Tax-Managed Growth and Income Fund - 101

Vanguard Tax-Managed Capital Appreciation Fund - 102

Vanguard Tax-Managed Small-Cap Fund - 116

[Account number, or temporary number for a new account]

[Registered account owner/s]

[Registered address]

  You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.
A NOTE ON LARGE PURCHASES

It is important that you call Vanguard before you invest a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to refuse any purchase that will disrupt a Fund's operation or performance.

REDEEMING SHARES

This section describes how you can redeem -- that is, sell or exchange -- a Fund's shares.

When Selling Shares:
- Vanguard sends the redemption proceeds to you or a designated third party.*
-     You can sell all or part of your Fund shares at any time.

*Proceeds made payable to third parties or sent to a different address require a signature guarantee; see footnote on page 29.
When Exchanging Shares:

- The redemption proceeds are used to purchase shares of a different Vanguard fund.

-     You must meet the receiving fund's minimum investment requirements.

- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

In both cases, your transaction will be based on the Fund's next-determined share price, subject to any special rules discussed in this prospectus. For exchanges, the purchase side of the transaction will be based on the receiving fund's next-determined share price, again subject to any special rules discussed in this prospectus.

A NOTE ON REDEMPTION FEES
Each Fund imposes a 2% redemption fee on shares that are redeemed by any method within 1 year of purchase. Each Fund imposes a 1% redemption fee on shares that are redeemed by any method after 1 year but within 5 years of purchase. Currently, redemption fees do not apply to Fund shares held through Vanguard's separate recordkeeping system for employee benefit plan accounts, due to certain economies associated with these accounts. However, the Funds reserve the right to impose redemption fees on their shares at any time if warranted by the Funds' future costs of processing redemptions from these accounts.
NOTE: Once a redemption is processed and a confirmation number given, the transaction CANNOT be canceled.
HOW TO REQUEST A REDEMPTION
You can request a redemption in any one of three ways: online, by telephone, or by mail.
ONLINE REQUESTS [COMPUTER GRAPHIC]
ACCESS VANGUARD at www.vanguard.com

You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send you, by mail, an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).

      NOTE: The Vanguard funds whose shares you cannot exchange online or by telephone are VANGUARD U.S. STOCK INDEX FUNDS, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL STOCK INDEX FUNDS, VANGUARD REIT INDEX FUND, VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND, and VANGUARD GROWTH AND INCOME FUND. If you sell shares of these funds online, you will receive a redemption check at your address of record.

28

TELEPHONE REQUESTS [TELEPHONE GRAPHIC]
Call Vanguard Tele-Account 24 hours a day -- or Client Services during business hours -- to sell or exchange shares. You can exchange shares from a Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

SPECIAL INFORMATION: We will automatically establish the telephone redemption option for your account, unless your instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.

We reserve the right to refuse a telephone redemption if the caller is unable to provide:

[CHECK BOX] The ten-digit account number.

[CHECK BOX] The name and address exactly as registered on the account.

[CHECK BOX] The primary Social Security or employer identification number as registered on the account.

[CHECK BOX] The Personal Identification Number, if applicable.

Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.

A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.

MAIL REQUESTS [ENVELOPE GRAPHIC]
Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current owners of the fund from which you wish to redeem.
Depending on your account registration type, additional documentation may be required.
First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 1120                       455 Devon Park Drive
Valley Forge, PA 19482-1120         Wayne, PA 19087-1815
For clients of Vanguard's Institutional Division ...
First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       455 Devon Park Drive
Valley Forge, PA 19482-2900         Wayne, PA 19087-1815

A NOTE ON LARGE REDEMPTIONS

It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all fund shareholders and so reserve the right to delay delivery of your redemption proceeds -- up to seven days -- if the amount will disrupt the Fund's operation or performance.

      If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

OPTIONS FOR REDEMPTION PROCEEDS

You may receive your redemption proceeds in one of two ways: check or exchange to another Vanguard fund.

CHECK REDEMPTIONS

Normally, Vanguard will mail your check within two business days of a redemption.

EXCHANGE REDEMPTIONS

As described above, an exchange involves using the proceeds of your redemption to purchase shares of another Vanguard fund.


FOR OUR MUTUAL PROTECTION

For your best interests and ours, Vanguard applies these additional requirements to redemptions:

REQUEST IN "GOOD ORDER"

All redemption requests must be received by Vanguard in "good order." This means that your request must include:

[CHECK BOX] The Fund name and account number.

[CHECK BOX] The amount of the transaction (in dollars or shares).

[CHECK BOX] Signatures of all owners exactly as registered on the account (for mail requests).

[CHECK BOX] Signature guarantees (if required).*

[CHECK BOX] Any supporting legal documentation that may be required.

[CHECK BOX] Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. A signature guarantee can be obtained from most banks, credit unions, and licensed brokers.

TRANSACTIONS ARE PROCESSED AT THE NEXT-DETERMINED SHARE PRICE AFTER VANGUARD HAS RECEIVED ALL REQUIRED INFORMATION.

LIMITS ON ACCOUNT ACTIVITY

Because excessive account transactions can disrupt management of a Fund and increase a Fund's costs for all shareholders, Vanguard limits account activity as follows:

- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH A FUND during any 12-month period.

-     Your round trips through a Fund must be at least 30 days apart.

-     A Fund may refuse a share purchase at any time, for any reason.

- Vanguard may revoke an investor's telephone exchange privilege at any time, for any reason.

A "round trip" is a redemption from a Fund followed by a purchase back into the same Fund. Also, "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of a Fund.

30

RETURN YOUR SHARE CERTIFICATES
Any portion of your account represented by share certificates cannot be redeemed until you return the certificates to Vanguard. Certificates must be returned (unsigned), along with a letter requesting the sale or exchange you wish to process, via certified mail to:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815
ALL TRADES FINAL

Vanguard will not cancel any transaction request (including any purchase or redemption) that we believe to be authentic once the request has been received and a confirmation number assigned.

TRANSFERRING REGISTRATION

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 1110                       455 Devon Park Drive
Valley Forge, PA 19482-1110         Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       455 Devon Park Drive
Valley Forge, PA 19482-2900         Wayne, PA 19087-1815

FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.

      In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the advisers, and the Fund's financial statements which include a listing of the Fund's holdings.

      To keep each Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address -- instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Investor Information Department at 1-800-662-7447.

CONFIRMATION STATEMENT

Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.

PORTFOLIO SUMMARY [BOOK GRAPHIC]

Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.

FUND FINANCIAL REPORTS

Mailed in February and August for these Funds.

TAX STATEMENTS

Generally mailed in January; report previous year's taxable dividend and capital gains distributions, and proceeds from the sale of shares.

AVERAGE COST REVIEW STATEMENT [BOOK GRAPHIC]

Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using the average cost single category method.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT

An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BALANCED FUND

A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks, bonds, and/or money market instruments.

BOND

A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits, short-term bank deposits, money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

DOLLAR-COST AVERAGING

Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.


FUND DIVERSIFICATION

Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.


INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a fund's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund attempts to match -- rather than outperform -- a particular stock or bond market index. Also known as indexing.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The amount of your own money you put into an investment.


TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.


VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                             [SHIP GRAPHIC]
                                             [THE VANGUARD GROUP LOGO]
                                             Post Office Box 2600
                                             Valley Forge, PA 19482-2600

FOR MORE INFORMATION               To receive a free copy of the      If you are a current Fund
                                   latest annual or semiannual        shareholder and would like
If you'd like more                 report or the SAI, or              information about your
information about                  to request additional information  account, account transactions,
Vanguard Tax-Managed               about the Funds or other Vanguard  and/or account statements,
Funds, the following               funds, please contact us as        please call:
documents are available            follows:
free upon request:                                                    CLIENT SERVICES DEPARTMENT
                                   THE VANGUARD GROUP                 TELEPHONE:
ANNUAL/SEMIANNUAL REPORT           INVESTOR INFORMATION DEPARTMENT    1-800-662-2739 (CREW)
TO SHAREHOLDERS                    P.O. BOX 2600
                                   VALLEY FORGE, PA 19482-2600        TEXT TELEPHONE:
Additional information                                                1-800-662-2738
about the Funds' investments       TELEPHONE:
is available in the Funds'         1-800-662-7447 (SHIP)              INFORMATION PROVIDED BY
annual and semiannual reports                                         THE SECURITIES AND EXCHANGE
to shareholders. In these          TEXT TELEPHONE:                    COMMISSION (SEC)
reports, you will find a           1-800-952-3335
discussion of the market                                              You can review and copy
conditions and investment          WORLD WIDE WEB:                    information about the Fund
strategies that significantly      www.vanguard.com                   (including the SAI) at the
affected the Funds'                                                   SEC's Public Reference Room
performance during the most                                           in Washington, D.C. To find
recent fiscal year.                                                   out more about this public
                                                                      service, call the SEC at
STATEMENT OF ADDITIONAL                                               1-800-SEC-0330. Reports and
INFORMATION (SAI)                                                     other information about the
The SAI provides more detailed                                        Funds are also available on
information about the Funds.                                          the SEC's website (www.sec.gov),
                                                                      or you can receive copies of
The current annual and                                                this information, for a fee,
semiannual reports and the                                            by writing the Public
SAI are incorporated by                                               Reference Section, Securities
reference into (and are thus                                          and Exchange commission,
legally a part of) this                                               Washington, DC 20549-6009.
prospectus.
                                                                      Funds' Investment Company Act
                                                                      file number: 811-07175

                                                                      (C)1999 The Vanguard Group, Inc.
                                                                      Vanguard Marketing Corporation,
                                                                      Distributor.
                                                                      All rights reserved.

                                                                      P087N - 02/22/1999

VANGUARD TAX-MANAGED FUNDS INSTITUTIONAL SHARES
Prospectus
February 22, 1999
A Group of Tax-Managed Mutual Funds


                                    CONTENTS

 1    FUND PROFILES

      1     Vanguard Tax-Managed Growth and
            Income Fund Institutional Shares

      4     Vanguard Tax-Managed Capital
            Appreciation Fund Institutional Shares

      7     Vanguard Tax-Managed Small-Cap Fund Institutional Shares

 9    AN INTRODUCTION TO TAX-EFFICIENT INVESTING

 9    A WORD ABOUT RISK

10    PRIMARY INVESTMENT STRATEGIES

13    THE FUNDS AND VANGUARD

13    INVESTMENT ADVISER

14    YEAR 2000 CHALLENGE

15    DIVIDENDS, CAPITAL GAINS, AND TAXES

16    SHARE PRICE

17    FINANCIAL HIGHLIGHTS

19    INVESTING WITH VANGUARD

19    SERVICES AND ACCOUNT FEATURES

19    TYPES OF ACCOUNTS

20    BUYING SHARES

22    REDEEMING SHARES

24    TRANSFERRING REGISTRATION

24    FUND AND ACCOUNT UPDATES

25    MANDATORY CONVERSION TO INVESTOR SHARES

GLOSSARY (inside back cover)


--------------------------------------------------------------------------------
  WHY READING THIS PROSPECTUS IS IMPORTANT

  This prospectus explains the objective, risks, and strategies of each of the Vanguard Tax-Managed Funds Institutional Shares. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide which Fund, if any, is the right investment for you. We suggest that you keep it for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  IMPORTANT NOTE

  The Tax-Managed Growth and Income Fund, Tax-Managed Capital Appreciation Fund, and Tax-Managed Small-Cap Fund each offer two separate classes of shares:
  Investor and Institutional. The Tax-Managed Balanced Fund offers Investor Shares only. This prospectus offers the Funds' Institutional Shares, which have an investment minimum of $10 million. The Funds' Investor Shares, which have an investment minimum of $10,000, are offered through a separate prospectus. You can obtain a copy of the Investor Shares prospectus by calling Vanguard. Note that the Funds' separate share classes have different expenses; as a result, their investment performance will vary.
--------------------------------------------------------------------------------

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      This prospectus provides information about Institutional Shares of three Vanguard Tax-Managed Funds. Each of these Funds is managed to minimize the impact of taxes on investors' returns and uses an index-oriented approach to equity investing. However, the Funds differ considerably in their investment objectives and strategies. Below you'll find profiles that summarize key features of each Fund. Additional information concerning the funds, including an Introduction to Tax-Efficient Investing, appears following the profiles.


FUND PROFILE -- VANGUARD TAX-MANAGED GROWTH AND INCOME FUND INSTITUTIONAL SHARES

The following profile summarizes key features of Vanguard Tax-Managed Growth and Income Fund Institutional Shares.

INVESTMENT OBJECTIVE

The Fund is a stock fund that seeks to provide a tax-efficient total return consisting of a moderate level of current income and long-term capital growth.

INVESTMENT STRATEGIES

The Fund purchases stocks included in the Standard & Poor's 500 Composite Stock Price Index -- an independent index that is dominated by dividend-paying stocks of the largest U.S. companies. The Fund will hold substantially all of the S&P 500 stocks, in approximately the same proportions as they are represented in the Index. For more information about security selection, see page 11.

PRIMARY RISKS

THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from other asset classes or the overall stock market. Large-capitalization stocks tend to go through cycles of doing better -- or worse -- than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the performance of the Investor Shares of the Fund in each calendar year since inception. The table shows how the average annual returns of the Fund's Investor Shares for one calendar year and since inception compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not necessarily indicate how it will perform in the future.

   Note: This prospectus offers the Fund's Institutional Shares, not the Investor Shares. Performance for the Investor Shares is shown here because the Fund's Institutional Shares are new. However, the two share classes are invested in the same portfolio of securities and will have the same returns except to the extent that their operating expenses differ.

[BAR GRAPH]

--------------------------------------------------------------------------------
                    ANNUAL TOTAL RETURNS FOR INVESTOR SHARES
--------------------------------------------------------------------------------
        1995               1996               1997               1998
       37.53%             23.03%             33.31%             28.67%
--------------------------------------------------------------------------------

2


FUND PROFILE -- VANGUARD TAX-MANAGED GROWTH AND INCOME FUND INSTITUTIONAL SHARES (continued)


      During the period shown in the bar chart, the highest return for a calendar quarter was 21.36% (quarter ended December 31, 1998) and the lowest return for a quarter was - 9.95% (quarter ended September 30, 1998).

      --------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1998
      --------------------------------------------------------------------------------
                                                           1 YEAR     SINCE INCEPTION*
         Vanguard Tax-Managed Growth and Income Fund
             Investor Shares                                28.67%        27.48%
         S&P 500 Index                                      28.58         27.45
      --------------------------------------------------------------------------------
         *September 6, 1994.
      --------------------------------------------------------------------------------

FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold Institutional Shares of the Fund. Since the Fund did not begin offering Institutional Shares until February 22, 1999, the expenses shown under Annual Fund Operating Expenses are based upon estimated amounts for the current fiscal year.

         SHAREHOLDER FEES (fees paid directly from your investment)
         Sales Charge (Load) Imposed on Purchases:                              None
         Sales Charge (Load) Imposed on Reinvested Dividends:                   None
         Redemption Fees*:                                                    2% or 1%**



         ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
         Management Expenses:                                                  0.07%
         12b-1 Distribution Fees:                                              None
         Other Expenses:                                                       0.03%
            TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.10%


         *  Includes redemptions by exchange to another fund.

         ** A 2% redemption fee applies to shares held for less than one year; a 1% redemption fee applies to shares held at least one year but less than five years. The fees are withheld from redemption proceeds and retained by the Fund. These fees help to cover the transaction costs borne by the Fund when it must sell securities to meet redemptions. In addition, these fees are intended to protect the Fund's long-term investors from short-term traders, who erode the Fund's tax-efficiency.


   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's Institutional Shares. This example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem all of your shares at the end of the given period. Although your actual costs might be higher or lower, based on these assumptions your costs would be:

      -----------------------------------------------------------------------
                1 YEAR            3 YEARS           5 YEARS          10 YEARS
      -----------------------------------------------------------------------
                 $115              $148              $56              $128
      -----------------------------------------------------------------------

      You would pay the following expenses if you did NOT redeem your shares (the difference being that the Fund's 1% redemption fee would not apply to the one- and three-year periods below, as it would to those shown above):

      -----------------------------------------------------------------------
                1 YEAR            3 YEARS           5 YEARS          10 YEARS
      -----------------------------------------------------------------------
                 $10               $32               $56               $128
      -----------------------------------------------------------------------


      THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS

Dividends are paid quarterly in March, June, September, and December; capital gains, if any, are paid annually in December

INVESTMENT ADVISER

The Vanguard Group, Valley Forge, Pa., since inception

INCEPTION DATE

February 22, 1999

SUITABLE FOR IRAs

No

MINIMUM INITIAL INVESTMENT

$10 million

NEWSPAPER ABBREVIATION

TxMGIIst

VANGUARD FUND NUMBER

136

CUSIP NUMBER

921943700

4


FUND PROFILE -- VANGUARD TAX-MANAGED CAPITAL APPRECIATION FUND INSTITUTIONAL SHARES

The following profile summarizes key features of Vanguard Tax-Managed Capital Appreciation Fund Institutional Shares.

INVESTMENT OBJECTIVE

The Fund is a stock fund that seeks to provide a tax-efficient total return consisting of long-term capital growth. The Fund may produce a small amount of taxable current income, though not as part of its objective.

INVESTMENT STRATEGIES

The Fund purchases stocks included in the Russell 1000 Index -- an independent index of the stocks of large- and mid-capitalization U.S. companies. The Fund uses statistical methods to "sample" the Index, aiming to closely track its investment performance while minimizing taxable dividend distributions. For more information on security selection, see page 11.

PRIMARY RISKS

THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to investment style risk, which is the chance that returns from large- or mid-capitalization stocks will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better -- or worse -- than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the performance of the Investor Shares of the Fund in each calendar year since inception. The table shows how the average annual returns of the Fund's Investor Shares for one calendar year and since inception compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not necessarily indicate how it will perform in the future.

      Note: This prospectus offers the Fund's Institutional Shares, not the Investor Shares. Performance for the Investor Shares is shown here because the Fund's Institutional Shares are new. However, the two share classes are invested in the same portfolio of securities and will have the same returns except to the extent that their operating expenses differ.

                                  [BAR GRAPH]

--------------------------------------------------------------------------------
                    ANNUAL TOTAL RETURNS FOR INVESTOR SHARES
--------------------------------------------------------------------------------
        1995               1996               1997               1998
       34.38%             20.92%             27.29%             27.95%
--------------------------------------------------------------------------------

      During the period shown in the bar chart, the highest return for a calendar quarter was 25.47% (quarter ended December 31, 1998) and the lowest return for a quarter was - 13.09% (quarter ended September 30, 1998).

      -------------------------------------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1998
      -------------------------------------------------------------------------------
                                                            1 YEAR   SINCE INCEPTION*
      -------------------------------------------------------------------------------
         Vanguard Tax-Managed Capital Appreciation Fund
             Investor Shares                                27.95%         25.14%
         Russell 1000 Index                                 27.02          26.85
      --------------------------------------------------------------------------------
         *September 6, 1994.
      --------------------------------------------------------------------------------

FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold Institutional Shares of the Fund. Since the Fund did not begin offering Institutional Shares until February 22, 1999, the expenses shown under Annual Fund Operating Expenses are based upon estimated amounts for the current fiscal year.

         SHAREHOLDER FEES (fees paid directly from your investment)
         Sales Charge (Load) Imposed on Purchases:                              None
         Sales Charge (Load) Imposed on Reinvested Dividends:                   None
         Redemption Fees*:                                                    2% or 1%**




         ANNUAL FUND OPERATING EXPENSES
         (expenses deducted from the Fund's assets)
         Management Expenses:                                              0.07%
         12b-1 Distribution Fees:                                           None
         Other Expenses:                                                   0.03%
            TOTAL ANNUAL FUND OPERATING EXPENSES:                          0.10%


         *  Includes redemptions by exchange to another fund.

         ** A 2% redemption fee applies to shares held for less than one year; a 1% redemption fee applies to shares held at least one year but less than five years. The fees are withheld from redemption proceeds and retained by the Fund. These fees help to cover the transaction costs borne by the Fund when it must sell securities to meet redemptions. In addition, these fees are intended to protect the Fund's long-term investors from short-term traders, who erode the Fund's tax-efficiency.


      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's Institutional Shares. This example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem all of your shares at the end of the given period. Although your actual costs might be higher or lower, based on these assumptions your costs would be:

      -------------------------------------------------------------------------
                1 YEAR            3 YEARS           5 YEARS          10 YEARS
      -------------------------------------------------------------------------
                 $115               $148              $56             $128
      -------------------------------------------------------------------------

   You would pay the following expenses if you did NOT redeem your shares (the difference being that the Fund's 1% redemption fee would not apply to the one- and three-year periods below, as it would to those shown above):

      -------------------------------------------------------------------------
                1 YEAR            3 YEARS           5 YEARS          10 YEARS
      -------------------------------------------------------------------------
                 $10               $32               $56               $128
      -------------------------------------------------------------------------

      THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

6


FUND PROFILE -- VANGUARD TAX-MANAGED CAPITAL APPRECIATION FUND INSTITUTIONAL SHARES (continued)

ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS

Paid annually in December

INVESTMENT ADVISER

The Vanguard Group, Valley Forge, Pa., since inception

INCEPTION DATE

February 22, 1999

SUITABLE FOR IRAs

No

MINIMUM INITIAL INVESTMENT

$10 million

NEWSPAPER ABBREVIATION

TxMCaIst

VANGUARD FUND NUMBER

135

CUSIP NUMBER

921943601

FUND PROFILE -- VANGUARD TAX-MANAGED SMALL-CAP FUND INSTITUTIONAL SHARES

The following profile summarizes key features of Vanguard Tax-Managed Small-Cap Fund Institutional Shares.

INVESTMENT OBJECTIVE

The Fund is a stock fund that seeks to provide a tax-efficient total return consisting of long-term capital growth. The Fund may produce a small amount of taxable current income, though not as part of its objective.

INVESTMENT STRATEGIES

The Fund purchases stocks included in the Standard & Poor's SmallCap 600 Index -- an independent index that is made up of stocks of smaller U.S. companies. The Fund will hold substantially all of the S&P SmallCap 600 stocks, in approximately the same proportions as they are represented in the Index. For more information on security selection, see page 11.

PRIMARY RISKS

THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from other asset classes or the overall stock market. Small-capitalization stocks tend to go through cycles of doing better -- or worse -- than the stock market in general. These periods have, in the past, lasted for as long as several years. Many small-capitalization companies are new, so their stocks lack a performance record.

PERFORMANCE/RISK INFORMATION

The Fund began operations on February 22, 1999, so performance information (including annual total returns or average annual total returns) is not yet available.

FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year. The Fund has no operating history; actual operating expenses could be different.

         SHAREHOLDER FEES (fees paid directly from your investment)
         Sales Charge (Load) Imposed on Purchases:                              None
         Transaction Fee on Purchases:                                            1%*
         Sales Charge (Load) Imposed on Reinvested Dividends:                   None
         Redemption Fees**:                                                    2% or 1%+

8

FUND PROFILE -- VANGUARD TAX-MANAGED SMALL-CAP FUND INSTITUTIONAL
SHARES (continued)

         ANNUAL FUND OPERATING EXPENSES
         (expenses deducted from the Fund's assets)
         Management Expenses:                                     0.07%
         12b-1 Distribution Fees:                                  None
         Other Expenses:                                          0.03%
            TOTAL ANNUAL FUND OPERATING EXPENSES:                 0.10%

         * The 1% purchase fee is deducted from all purchases (including exchanges from other Vanguard funds), but not from reinvested dividends and capital gains.

         ** Includes redemptions by exchange to another fund.

         + A 2% redemption fee applies to shares held for less than one year; a 1% redemption fee applies to shares held at least one year but less than five years. The fees are withheld from redemption proceeds and retained by the Fund. These fees help to cover the transaction costs borne by the Fund when it must sell securities to meet redemptions. In addition, these fees are intended to protect the Fund's long-term investors from short-term traders, who erode the Fund's tax-efficiency.


   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's Institutional Shares. This example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem all your shares at the end of the given period. Although your actual costs might be higher or lower, based on these assumptions your costs would be:

      -------------------------------------------------------------------------
                1 YEAR            3 YEARS           5 YEARS          10 YEARS
      -------------------------------------------------------------------------
                 $214              $246              $156              $227
      -------------------------------------------------------------------------

   You would pay the following expenses if you did NOT redeem your shares (the difference being that the Fund's 1% redemption fee would not apply to the one- and three-year periods below, as it would to those shown above):

      -------------------------------------------------------------------------
                1 YEAR            3 YEARS           5 YEARS          10 YEARS
      -------------------------------------------------------------------------
                 $110              $132              $156              $227
      -------------------------------------------------------------------------

   THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS

Paid annually in December

INVESTMENT ADVISER

The Vanguard Group, Valley Forge, Pa., since inception

INCEPTION DATE

February 22, 1999

SUITABLE FOR IRAs

No

MINIMUM INITIAL INVESTMENT

$10 million

NEWSPAPER ABBREVIATION

TxMSCIst

VANGUARD FUND NUMBER

118

CUSIP NUMBER

921943502

AN INTRODUCTION TO TAX-EFFICIENT INVESTING

Most mutual funds seek to maximize pretax total returns, without regard to the personal tax consequences for investors. Yet most investors stand to lose a significant portion of their investment returns to federal, state, and local taxes. Fund dividends and short-term capital gains are now taxed at federal income tax rates as high as 39.6%; and for long-term capital gains, the rates reach up to 20%. The Vanguard Tax-Managed Funds aim to minimize the impact of taxes on investors' total returns by operating in a tax-efficient manner. The Funds use these tax-management techniques:

- Low turnover. The Funds minimize turnover by employing an index-oriented approach to stock investing. Instead of trading frequently, each Fund simply buys and holds all -- or a representative sample -- of the stocks comprising its target index. Frequent trading -- a hallmark of many actively managed funds -- causes funds to realize capital gains, which must then be distributed to shareholders, reducing their after-tax returns.

- A disciplined sell-selection method. When selling specific securities, the Funds will select a specific share lot -- more often than not, the highest-cost shares -- in order to minimize realized capital gains. In addition, each Fund may sell securities at a loss in order to offset realized capital gains that would otherwise have to be distributed to shareholders.

- Bias against taxable dividend income. The Tax-Managed Capital Appreciation Fund minimizes taxable dividend income by focusing on the lower-yielding stocks in its target index (the Russell 1000 Index).

- Redemption fees. Each Fund imposes redemption fees on short-term investors, whose in-out activity can reduce a fund's tax efficiency by causing it to realize capital gains. The fee is 2% for shares held for less than one year, and 1% for shares held at least one but less than five years. These fees are paid to the Funds to help cover their transaction costs when selling securities to meet redemptions.


================================================================================
A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in the Vanguard Tax-Managed Funds. It is important to keep in mind one of the main axioms of investing: The higher the potential reward, the higher the risk of losing money. The reverse, also, is generally true: The lower the potential reward, the lower the risk. As you consider an investment in one or more of the Funds, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

      Look for this "warning flag" symbol [FLAG GRAPHIC] throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of one or more of the Funds.
================================================================================

10

PRIMARY INVESTMENT STRATEGIES

Each of the Funds follows a distinct set of investment strategies. This section explains the strategies that the investment adviser uses in pursuit of each Fund's objective. It also explains how the adviser implements these strategies. In addition, this section discusses important risks faced by investors in the Funds. The Funds' Board of Trustees oversees their management and may change the investment strategies in the interest of shareholders.

MARKET EXPOSURE

Each of the Funds invests in U.S. common stocks as a primary investment strategy, although the size of the companies on which the Funds focus varies. The grid below shows, at a glance, the percentage of each Fund's assets that is normally committed to each type of investment listed. Market exposure is expected to play the most important role in achieving a Fund's investment objective.

         ----------------------------------------------------------------------------------
                                                      VANGUARD TAX-MANAGED FUND
                                 ----------------------------------------------------------
                                    GROWTH                 CAPITAL
         MARKET EXPOSURE          AND INCOME             APPRECIATION           SMALL-CAP
         ----------------------------------------------------------------------------------
         Common stocks               100%                    100%                 100%
                                 Large-cap U.S.       Large-and mid-cap      Small-cap U.S.
                                   companies            U.S. companies          companies
         ----------------------------------------------------------------------------------

[FLAG GRAPHIC] EACH FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY
               THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

      To illustrate the volatility of stock prices, the table below shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

         ----------------------------------------------------------------------------
                                          U.S. STOCK MARKET RETURNS (1926 - 1998)
         ----------------------------------------------------------------------------
                                       1 YEAR      5 YEARS     10 YEARS      20 YEARS
         ----------------------------------------------------------------------------
         Best                           54.2%       24.1%        19.9%        17.7%
         Worst                        - 43.1      - 12.4        - 0.8          3.1
         Average                        13.1        10.7         11.0         11.0
         ----------------------------------------------------------------------------


      The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on stocks for all of the 5-year periods was 10.7%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 24.1% (from 1994 through 1998). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or these Funds in particular.


                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Generally, Vanguard defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $10 billion. Mid-cap funds hold stocks of companies with a market value between $1 billion and $10 billion. Small-cap funds typically hold stocks of companies with a market value of less than $1 billion.

                                PLAIN TALK ABOUT
                                INDEXING METHODS

In seeking to track a particular index, funds generally use one of two methods to select the stocks or bonds in which they invest. Some index funds hold each stock in their target indexes in about the same proportions as represented in the indexes themselves. This is called a REPLICATION METHOD. For example, if 5% of the S&P 500 Index were made up of the stock of a specific company, a fund tracking that index (such as Tax-Managed Growth and Income Fund) would invest 5% of its assets in that company. Other index funds may use a different security selection process, a SAMPLING METHOD. Using a sophisticated computer program, these funds select stocks that will mirror their target indexes in terms of industry weightings, market capitalization, and other characteristics. For instance, if 10% of the Russell 1000 Index were made up of financial services stocks, Tax-Managed Capital Appreciation Fund would invest about 10% of its assets in the financial services stocks of the index with overall similar financial characteristics. Funds tend to use a sampling method when the target index includes too many stocks to track cost-effectively.

      Keep in mind that the S&P 500 Index -- which is the index tracked by the Tax-Managed Growth and Income Fund --holds mainly large-cap stocks. Historically, mid- and small-cap stocks have been more volatile than -- and at times have performed quite differently from -- large-cap stocks. This is due to several factors, including less-certain growth and dividend prospects for smaller companies. The Tax-Managed Capital Appreciation Fund holds mid-cap stocks in addition to large-cap stocks. The Tax-Managed Small-Cap Fund holds just small-cap stocks.

[FLAG GRAPHIC] THE FUNDS ARE SUBJECT, IN VARYING DEGREES, TO INVESTMENT STYLE
               RISK, WHICH IS THE POSSIBILITY THAT RETURNS FROM A SPECIFIC TYPE OF STOCK (FOR INSTANCE, SMALL- OR MID-CAP STOCKS) OR FUND WILL TRAIL RETURNS FROM OTHER ASSET CLASSES OR THE OVERALL STOCK MARKET. EACH TYPE OF STOCK OR FUND TENDS TO GO THROUGH CYCLES OF DOING BETTER -- OR WORSE -- THAN COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION

Each of the Funds employs an index-oriented approach to stock investing. The grid below shows, at a glance, the index tracked by each Fund and the indexing method employed.

         -----------------------------------------------------------------------------
         TAX-MANAGED FUND
                                              INDEX                    INDEXING METHOD
         -----------------------------------------------------------------------------
         Growth and Income                  S&P 500                      Replication
         Capital Appreciation            Russell 1000                     Sampling
         Small-Cap                     S&P SmallCap 600                  Replication
         -----------------------------------------------------------------------------

OTHER INVESTMENT POLICIES AND RISKS

Each of the Funds may invest, to a limited extent, in futures contracts, options (including puts and calls), warrants, convertible securities, and swap agreements, which are all types of derivatives. Losses (or gains) involving futures contracts can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of shares of stock at a predetermined price), convertible securities (securities that may be exchanged for a different asset), and swap agreements (contracts between two parties in which each agrees to make payments to the other based on the return of a specified index or asset). For this reason, the Funds will not use futures, options, warrants, convertible securities, or swap agreements for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.

      Each of the Funds may invest in futures contracts and options so long as the total value of these investments does not exceed 5% of the Fund's assets.

12


                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

      The reasons for which a Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in its benchmark index.

- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.


                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all domestic stock funds is approximately 85%, according to Morningstar, Inc.

TURNOVER RATES

Although the Funds generally seek to invest for the long term, each retains the right to sell securities regardless of how long the securities have been held. Generally, an index-oriented fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Because of this, and the Funds' focus on avoiding taxable gains, the turnover rate for each Fund has been fairly low. The Funds' turnover rate is expected to remain below 20%. (A turnover rate of 100% would occur, for example, if a Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

COSTS AND MARKET-TIMING

Some investors try to profit from market-timing -- switching money into investments when they expect prices to rise, and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Tax-Managed Funds have adopted the following policies, among others, designed to discourage short-term trading:

- The Funds reserve the right to reject any purchase request into any of the Funds -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Funds. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic impact on a fund's performance.

                                PLAIN TALK ABOUT
                            THE FUNDS' REDEMPTION FEE

The Tax-Managed Funds charge a redemption fee on shares that are redeemed (including redeeming by exchange to another Vanguard fund) before they have been held for five years. The fee is 2% for shares redeemed within one year of purchase and 1% for shares redeemed after one year but within five years of purchase. The Funds are intended for long-term investors, and this redemption fee ensures that the costs associated with short-term trading are borne by the investors making the transactions -- and not by those shareholders in the Funds for the long term.

      At Vanguard, all fees are paid directly to the fund itself (unlike a sales charge or load, which -- for many fund companies -- ends up in the pocket of the sponsor, adviser, or sales representative).

- There is a limit on the number of times you can exchange into and out of a Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

- The Funds impose a 2% redemption fee on shares that are redeemed by any method within one year of purchase. There is a 1% redemption fee on shares that are redeemed by any method more than one year but less than five years of purchase.

-     The Funds reserve the right to stop offering shares at any time.

      THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THESE FUNDS IF YOU ARE A MARKET-TIMER.


THE FUNDS AND VANGUARD

Vanguard Tax-Managed Funds are members of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios and total net assets of more than $440 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

      Vanguard also provides marketing services to the Funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each Fund pays its allocated share of The Vanguard Group's marketing costs.

INVESTMENT ADVISER

Each of the Tax-Managed Funds obtains advisory services on an at-cost basis from The Vanguard Group, Valley Forge, Pennsylvania 19482. For the fiscal year ended December 31, 1998, Tax-Managed Growth and Income Fund and Tax-Managed Capital Appreciation Fund paid advisory expenses of $29,000 each, which represented an effective annual rate of .0025% for each Fund. Tax-Managed Small-Cap Fund began operations on February 22, 1999, and advisory expenses for its first fiscal year are estimated at an effective annual rate of 0.01%.

                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

14

                                PLAIN TALK ABOUT
                                  FUND EXPENSES


All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. The expense ratio for the Tax-Managed Funds Institutional Shares, which are new, are expected to be 0.10%, or $1.00 per $1,000 of average net assets, for fiscal year 1999. The average equity mutual fund had expenses in 1998 of 1.52%, or $15.20 per $1,000 of average net assets, according to Lipper, Inc., which reports on the mutual fund industry.


                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISER

The individual primarily responsible for overseeing investments for the Tax-Managed Growth and Income Fund, the Tax-Managed Capital Appreciation Fund, and the Tax-Managed Small-Cap Fund is:

      GEORGE U. SAUTER, Managing Director of Vanguard; has worked in investment management since 1985; with Vanguard since 1987; has managed portfolio investments since 1987; A.B., Dartmouth College; M.B.A., University of Chicago.

   The Funds have authorized the adviser to choose brokers or dealers to handle the purchase and sale of securities for the Funds, and to get the best available price and most favorable execution from these brokers with respect to all transactions. Also, the Funds may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Funds.


YEAR 2000 CHALLENGE

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

      The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.

      In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Funds' operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.

      However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on a Fund's business, operations, or financial condition. Additionally, a Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Tax-Managed Funds distribute to their shareholders virtually all of their net income (interest and dividends less expenses), as well as any capital gains realized from the sale of their holdings. For Tax-Managed Growth and Income Fund, income distributions generally occur in March, June, September, and December; Tax-Managed Capital Appreciation and Tax-Managed Small-Cap Funds pay such distributions in December. Capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

      You can receive distributions of income or capital gains in cash, or you can have them automatically invested in more shares of a Fund. In either case, these distributions are taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December -- if paid to you by the end of January -- are taxed as if they had been paid to you in December.

      Vanguard will send you a statement each year showing the tax status of all your distributions. If you have chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, we will change the distribution option so that all dividends and other distributions are automatically invested in additional shares. We will not pay interest on uncashed distribution checks.
- The dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains by a Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.

- Although the Funds do not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of their ordinary investment activities. Consequently, distributions may vary considerably from year to year.

- If you sell or exchange shares, any gain or loss you have is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.
      The tax information in this prospectus is provided as general information. (Non-U.S. investors may be subject to U.S. withholding and estate tax.) You should consult your tax adviser about the tax consequences of an investment in one or more of the Funds.

      IMPORTANT NOTE: By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

It is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received --even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

16


SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets attributed to each share class, subtracting any of its liabilities (debts) attributed to each share class, and then dividing by the number of Fund shares outstanding for each share class:

                                         TOTAL ASSETS   -   LIABILITIES
                NET ASSET VALUE    =  ----------------------------------------
                                           NUMBER OF SHARES OUTSTANDING

      Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

      A NOTE ON PRICING: A Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Board of Trustees.

      Each Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Index Funds." Different newspapers use different abbreviations of the Funds' names, but the most common are TXMGIIST, TXMCAIST, and TXMSCIST for the Growth and Income, Capital Appreciation, and Small-Cap Funds Institutional Shares, respectively.

FINANCIAL HIGHLIGHTS
The following financial highlights tables are intended to help you understand each Fund's financial performance since its inception (except for the Tax-Managed Small-Cap Fund, which did not start operations until February 22,
1999), and certain information reflects financial results for a single Fund share. The total returns in each table represent the BEFORE-TAX rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividends and distributions, and complete redemption at the end of the period). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report -- along with each Fund's financial statements -- is included in the Funds' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

      NOTE: This prospectus offers the Funds' Institutional Shares not the Investor Shares. Information for the Investor Shares is shown here because the Fund's Institutional Shares are new. However, the two share classes are invested in the same portfolio of securities and will have the same financial performance except to the extent that their operating expenses differ.

-------------------------------------------------------------------------------------------------
                                             VANGUARD TAX-MANAGED CAPITAL APPRECIATION FUND
                                                             INVESTOR SHARES

                                                    YEAR ENDED  DECEMBER 31,          JULY 25* TO
                                         -------------------------------------------   DEC. 31,
                                          1998        1997       1996        1995        1994
                                         --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $20.18      $15.95     $13.28     $ 9.95       $10.00
-------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                     .13         .11        .12        .08          .04
  Net Realized and Unrealized Gain
    (Loss) on Investments                  5.51        4.24       2.66       3.34         (.05)
                                         --------------------------------------------------------
   Total from Investment Operations        5.64        4.35       2.78       3.42         (.01)
                                         --------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
   Investment Income                       (.13)       (.12)      (.11)      (.09)        (.04)
  Distributions from Realized
   Capital Gains                             --          --         --         --           --
                                         --------------------------------------------------------
   Total Distributions                     (.13)       (.12)      (.11)      (.09)        (.04)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $25.69      $20.18     $15.95     $13.28       $ 9.95
=================================================================================================

TOTAL RETURN**                            27.95%      27.29%     20.92%     34.38%       (0.50)%
=================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)   $1,479      $  893     $  517     $  254       $   70
  Ratio of Total Expenses to Average
   Net Assets                              0.19%       0.17%      0.20%      0.20%        0.20%+
  Ratio of Net Investment Income to
   Average Net Assets                      0.62%       0.70%      0.91%      0.97%        1.26%+
  Turnover Rate                               5%          4%        12%         7%           1%
=================================================================================================


* Subscription period was July 25, 1994 through September 5, 1994, during which time all assets were held in money market instruments. Performance measurement began September 6, 1994.

** Total returns do not reflect the 2% redemption fee on shares held less than one year or the 1% redemption fee on shares held at least one year but less than five years.

+  Annualized.

                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Tax-Managed Capital Appreciation Fund Investor Shares as an example. The Fund began fiscal 1998 with a net asset value (price) of $20.18 per share. During the year, the Fund earned $.13 per share from investment income (interest and dividends) and $5.51 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

      Shareholders received $.13 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

      The earnings ($5.64 per share) minus the distributions ($.13 per share) resulted in a share price of $25.69 at the end of the year. This was an increase of $5.51 per share (from $20.18 at the beginning of the year to $25.69 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 27.95% for the year.

      As of December 31, 1998, the Fund had $1.48 billion in net assets. For the year, its expense ratio was 0.19% ($1.90 per $1,000 of net assets); and its net investment income amounted to 0.62% of its average net assets. It sold and replaced securities valued at 5% of its net assets.

18


      From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

-----------------------------------------------------------------------------------------------------------------------------
                                                              VANGUARD TAX-MANAGED GROWTH AND INCOME FUND INVESTOR SHARES

                                                                               YEAR ENDED DECEMBER 31,           JULY 25* TO
                                                                      ---------------------------------------     DEC. 31,
                                                                       1998       1997      1996        1995        1994
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $20.88    $15.89     $13.16      $ 9.77     $10.00
                                                                      -------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                  .29       .29        .27         .25        .09
  Net Realized and Unrealized Gain (Loss) on Investments                5.67      4.98       2.74        3.39       (.23)
                                                                      -------------------------------------------------------
   Total from Investment Operations                                     5.96      5.27       3.01        3.64       (.14)
                                                                      -------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                  (.29)     (.28)      (.28)       (.25)      (.09)
  Distributions from Realized Capital Gains                               --        --         --          --         --
                                                                      -------------------------------------------------------
   Total Distributions                                                  (.29)     (.28)      (.28)       (.25)      (.09)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $26.55    $20.88     $15.89      $13.16     $ 9.77
=============================================================================================================================

TOTAL RETURN**                                                         28.67%    33.31%     23.03%      37.53%     (1.70)%
=============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                $1,352    $  579     $  235      $   98     $   31
  Ratio of Total Expenses to Average Net Assets                         0.19%     0.17%      0.20%       0.20%      0.20%+
  Ratio of Net Investment Income to Average Net Assets                  1.32%     1.62%      2.04%       2.37%      2.82%+
  Turnover Rate                                                            4%        2%         7%          6%         0%
=============================================================================================================================

* Subscription period was July 25, 1994 through September 5, 1994, during which time all assets were held in money market instruments. Performance measurement began September 6, 1994.

** Total returns do not reflect the 2% redemption fee on shares held less than one year or the 1% redemption fee on shares held at least one year but less than five years.

+  Annualized.



"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
and "Standard & Poor's SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information?

      Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

      The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [BOOK GRAPHIC]. Please call us to request copies.


SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.
--------------------------------------------------------------------------------
TELEPHONE REDEMPTIONS (SALES AND EXCHANGES)

Automatically set up for these Funds unless you notify us otherwise.
--------------------------------------------------------------------------------
VANGUARD AUTOMATIC EXCHANGE SERVICE(TM) [BOOK GRAPHIC]

Automatic method for moving a fixed amount of money from one Vanguard fund account to another.
--------------------------------------------------------------------------------
VANGUARD TELE-ACCOUNT(R) 1-800-662-6273 (ON-BOARD) [BOOK GRAPHIC]

Toll-free 24-hour access to Vanguard fund and account information -- as well as some transactions -- by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.
--------------------------------------------------------------------------------
ACCESS VANGUARD(TM) www.vanguard.com [COMPUTER GRAPHIC]

You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send to you, by mail, an account access password that allows you to process the following financial and administrative transactions online:

-     Open a new account.*

-     Buy, sell, or exchange shares of most funds.

-     Change your name/address.

- Add/change fund options (including dividend options, bank instructions, checkwriting, and Vanguard Automatic Exchange Service).

*Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.
--------------------------------------------------------------------------------
SERVICES FOR CLIENTS OF VANGUARD'S INSTITUTIONAL DIVISION: 1-888-809-8102

Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks.
--------------------------------------------------------------------------------


TYPES OF ACCOUNTS

Individuals and institutions can establish a variety of accounts with Vanguard.
--------------------------------------------------------------------------------
FOR ONE OR MORE PEOPLE

Open an account in the name of one (individual) or more (joint tenants) people.
--------------------------------------------------------------------------------
FOR HOLDING PERSONAL TRUST ASSETS [BOOK GRAPHIC]

Invest assets held in an existing personal trust.
--------------------------------------------------------------------------------
FOR AN ORGANIZATION [BOOK GRAPHIC]

Open an account as a corporation, partnership, endowment, foundation, or other entity.
--------------------------------------------------------------------------------

20

--------------------------------------------------------------------------------
A NOTE ON INVESTING WITH VANGUARD THROUGH OTHER FIRMS

You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies. Consult your intermediary to determine when your order will be priced.
--------------------------------------------------------------------------------
BUYING SHARES

You buy your shares at a Fund's next-determined net asset value after Vanguard receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value. You may convert Investor Shares of a Fund into Institutional Shares provided that you meet the minimum initial investment requirements for Institutional Shares.
--------------------------------------------------------------------------------
MINIMUM INVESTMENT TO . . .

open a new account
$10 million

add to an existing account
$100 by mail or exchange; $1,000 by wire.
--------------------------------------------------------------------------------
A NOTE ON PURCHASE FEES

The Tax-Managed Small-Cap Fund deducts a 1% fee from all purchases (including exchanges from other Vanguard funds), but not from reinvested dividends or capital gains.
--------------------------------------------------------------------------------
BY WIRE TO OPEN A NEW ACCOUNT OR ADD TO AN EXISTING ACCOUNT

Call your assigned Service Associate to arrange your wire transaction.

Wire to:
FRB ABA 021001088
Marine Midland Bank, New York

For credit to:
Account: 000112046
Vanguard Incoming Wire Account

In favor of:
Vanguard Tax-Managed Growth and Income Fund Institutional Shares - 136
Vanguard Tax-Managed Capital Appreciation Fund Institutional Shares - 135 Vanguard Tax-Managed Small-Cap Fund Institutional Shares - 118
[Account number, or temporary number for a new account]
[Registered account owner/s] [Registered address]
--------------------------------------------------------------------------------
BY MAIL TO . . .[ENVELOPE GRAPHIC]

open a new account
Complete and sign the application form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form.

                                                                              21
Make your check payable to: The Vanguard Group (insert appropriate Fund number; see below): Vanguard Tax-Managed Growth and Income Fund Institutional Shares - 136 Vanguard Tax-Managed Capital Appreciation Fund Institutional Shares - 135 Vanguard Tax-Managed Small-Cap Fund Institutional Shares - 118 All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       100 Vanguard Boulevard
Valley Forge, PA 19482-2900         Malvern, PA 19355

--------------------------------------------------------------------------------
IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
--------------------------------------------------------------------------------
BY TELEPHONE TO . . .[PHONE GRAPHIC]

open a new account
Call Vanguard Tele-Account* 24 hours a day -- or your assigned Vanguard Associate during business hours -- to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type).

add to an existing account
Call Vanguard Tele-Account* 24 hours a day -- or your assigned Vanguard Associate during business hours -- to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type).

Vanguard Tele-Account               Your assigned
1-800-662-6273                      Service Associate

*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

--------------------------------------------------------------------------------
IMPORTANT NOTE: Once you've requested a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.
--------------------------------------------------------------------------------
      You can redeem (that is, sell or exchange) shares purchased by check at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.
--------------------------------------------------------------------------------
A NOTE ON LARGE PURCHASES

It is important that you call Vanguard before you invest a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to refuse any purchase that will disrupt a Fund's operation or performance.
--------------------------------------------------------------------------------

REDEEMING SHARES

This section describes how you can redeem -- that is, sell or exchange -- a Fund's shares.

When Selling Shares:

- Vanguard sends the redemption proceeds to you or a designated third party.*

-     You can sell all or part of your Fund shares at any time.

* Proceeds made payable to third parties or sent to a different address require a signature guarantee; see footnote on page 23.

When Exchanging Shares:

- The redemption proceeds are used to purchase shares of a different Vanguard fund.

-     You must meet the receiving fund's minimum investment requirements.

- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

22

In both cases, your transaction will be based on the Fund's next-determined share price, subject to any special rules discussed in this prospectus. For exchanges, the purchase side of the transaction will be based on the receiving fund's next-determined share price, again subject to any special rules discussed in this prospectus.
--------------------------------------------------------------------------------
A NOTE ON REDEMPTION FEES

Each Fund imposes a 2% redemption fee on shares that are redeemed by any method within one year of purchase. Each Fund imposes a 1% redemption fee on shares that are redeemed by any method after one year but within five years of purchase. Currently, redemption fees do not apply to Fund shares held through Vanguard's separate recordkeeping system for employee benefit plan accounts, due to certain economies associated with these accounts. However, the Funds reserve the right to impose redemption fees on their shares at any time if warranted by the Funds' future costs of processing redemptions from these accounts.
--------------------------------------------------------------------------------
NOTE: Once a redemption is processed and a confirmation number given, the transaction CANNOT be canceled.
--------------------------------------------------------------------------------
HOW TO REQUEST A REDEMPTION

You can request a redemption from your Fund account in any one of three ways: online, by telephone, or by mail.
--------------------------------------------------------------------------------
ONLINE REQUESTS [COMPUTER GRAPHIC]

ACCESS VANGUARD at www.vanguard.com

You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send you, by mail, an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).

      NOTE: The Vanguard funds whose shares you cannot exchange online or by telephone are VANGUARD U.S. STOCK INDEX FUNDS, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL STOCK INDEX FUNDS, VANGUARD REIT INDEX FUND, VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND, and VANGUARD GROWTH AND INCOME FUND.

If you sell shares of these funds online, you will receive a redemption check at your address of record.
--------------------------------------------------------------------------------
TELEPHONE REQUESTS [PHONE GRAPHIC]

Call Vanguard Tele-Account 24 hours a day -- or your assigned Vanguard Associate during business hours -- to sell or exchange shares. You can exchange shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.
--------------------------------------------------------------------------------
SPECIAL INFORMATION: We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.
--------------------------------------------------------------------------------
We reserve the right to refuse a telephone redemption if the caller is unable to provide:

      [CHECK MARK]    The ten-digit account number.

      [CHECK MARK]    The name and address exactly as registered on the account.

      [CHECK MARK]    The primary Social Security or employer identification
                      number as registered on the account.

      [CHECK MARK]    The Personal Identification Number, if applicable.

      Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ON UNUSUAL CIRCUMSTANCES Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.
--------------------------------------------------------------------------------
MAIL REQUESTS [ENVELOPE GRAPHIC]

Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current owners of the fund from which you wish to redeem.
--------------------------------------------------------------------------------
A NOTE ON LARGE REDEMPTIONS

It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all fund shareholders and so reserve the right to delay delivery of your redemption proceeds -- up to seven days -- if the amount will disrupt the Fund's operation or performance.

      If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.
--------------------------------------------------------------------------------
OPTIONS FOR REDEMPTION PROCEEDS

You may receive your redemption proceeds in one of two ways: check, or exchange to another Vanguard fund.
--------------------------------------------------------------------------------
CHECK REDEMPTIONS

Normally, Vanguard will mail your check within two business days of a redemption.
--------------------------------------------------------------------------------
EXCHANGE REDEMPTIONS

As described above, an exchange involves using the proceeds of your redemption to purchase shares of another Vanguard fund.
--------------------------------------------------------------------------------
FOR OUR MUTUAL PROTECTION

For your best interests and ours, Vanguard applies these additional requirements to redemptions.

REQUEST IN "GOOD ORDER"

All redemption requests must be received by Vanguard in "good order." This means that your request must include:

      [CHECK MARK]     The Fund name and account number. 3 The amount of the
                       transaction (in dollars or shares).

      [CHECK MARK]     Signatures of all owners exactly as registered on the
                       account (for mail requests).

      [CHECK MARK]     Signature guarantees (if required).*

      [CHECK MARK]     Any supporting legal documentation that may be required.

      [CHECK MARK]     Any outstanding certificates representing shares to be
                       redeemed.

* For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. A signature guarantee can be obtained from most banks, credit unions, and licensed brokers.

TRANSACTIONS ARE PROCESSED AT THE NEXT-DETERMINED SHARE PRICE AFTER VANGUARD HAS RECEIVED ALL REQUIRED INFORMATION.
--------------------------------------------------------------------------------

24

--------------------------------------------------------------------------------
LIMITS ON ACCOUNT ACTIVITY

Because excessive account transactions can disrupt management of a Fund and increase a Fund's costs for all shareholders, Vanguard limits account activity as follows:

- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH A FUND during any 12-month period.

-     Your round trips through a Fund must be at least 30 days apart.

-     A Fund may refuse a share purchase at any time, for any reason.

- Vanguard may revoke an investor's telephone exchange privilege at any time, for any reason.

A "round trip" is a redemption from a Fund followed by a purchase back into a Fund. Also, "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of a Fund.
--------------------------------------------------------------------------------
ALL TRADES FINAL

Vanguard will not cancel any transaction request (including any purchase or redemption) that we believe to be authentic once the request has been received and a confirmation number assigned.
--------------------------------------------------------------------------------


TRANSFERRING REGISTRATION

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       455 Devon Park Drive
Valley Forge, PA 19482-2900         Wayne, PA 19087-1815
--------------------------------------------------------------------------------

FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.

      In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the advisers, and the Fund's financial statements which include a listing of the Fund's holdings.

      To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address -- instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Institutional Division at 1-888-809-8102.
--------------------------------------------------------------------------------
CONFIRMATION STATEMENT

Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY [BOOK GRAPHIC]

Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND FINANCIAL REPORTS

Mailed in February and August for these Funds.
--------------------------------------------------------------------------------
TAX STATEMENTS

Generally mailed in January; report previous year's taxable dividend and capital gains distributions, and proceeds from the sale of shares.
--------------------------------------------------------------------------------
AVERAGE COST REVIEW STATEMENT [BOOK GRAPHIC]

Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using the average cost single category method.
--------------------------------------------------------------------------------

MANDATORY CONVERSION TO INVESTOR SHARES

The Funds reserve the right to convert an investor's Institutional Shares into Investor Shares of a Fund if the investor's account balance falls below $10 million. Any such conversion will be preceded by written notice to the investor.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

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GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT

An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits, short-term bank deposits, money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

DOLLAR-COST AVERAGING

Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION

Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a fund's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund attempts to match -- rather than outperform -- a particular stock or bond market index. Also known as indexing.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The amount of your own money you put into an investment.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                      [SHIP LOGO]
                                                  [The Vanguard Group (R) LOGO]
                                                  Institutional Division
                                                  Post Office Box 2900
                                                  Valley Forge, PA 19482-2900


FOR MORE INFORMATION

If you'd like more information about Vanguard Tax-Managed Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

If you are an Individual Investor:
THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

If you are a client of Vanguard's Institutional Division:
THE VANGUARD GROUP
INSTITUTIONAL INVESTOR INFORMATION
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-888-809-8102


WORLD WIDE WEB:
www.vanguard.com

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-662-2738

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Funds are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Funds' Investment Company Act file number: 811-07175

(C) 1999 The Vanguard Group, Inc.
Vanguard Marketing Corporation, Distributor.
All rights reserved.

I087N - 02/22/1999

                                     PART B

                           VANGUARD TAX-MANAGED FUNDS
                                 (THE "TRUST")

                      STATEMENT OF ADDITIONAL INFORMATION

                               FEBRUARY 22, 1999

     This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectuses (dated February 22, 1999). To obtain the Prospectuses or an additional Annual Report to Shareholders, which contains the Funds' Financial Statements as hereby incorporated by reference, please call the Investor Information Department:

                             1-800-662-7447 (SHIP)

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Description of the Trust....................................   B-1
Investment Policies.........................................   B-3
Purchase of Shares..........................................   B-8
Redemption of Shares........................................   B-8
Share Price.................................................   B-8
Fundamental Investment Limitations..........................   B-9
Management of the Trust.....................................  B-10
Portfolio Transactions......................................  B-14
Performance Measures........................................  B-14
Yield and Total Return......................................  B-17
Financial Statements........................................  B-18
Appendix A -- Description of Municipal Bonds and their
  Ratings...................................................  B-19

                            DESCRIPTION OF THE TRUST

ORGANIZATION

     The Trust was organized as a Maryland corporation in 1994, and was reorganized as a Delaware business trust in June, 1998. Prior to its reorganization as a Delaware business trust, the Trust was known as Vanguard Tax-Managed Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified management investment company. It currently offers the following funds:

                      Vanguard Tax-Managed Balanced Fund
                      Vanguard Tax-Managed Growth and Income Fund
                      Vanguard Tax-Managed Capital Appreciation Fund Vanguard Tax-Managed Small-Cap Fund
                      (individually, the "Fund"; collectively, the "Funds")

Each of the funds offers two classes of shares, Investor Shares and Institutional Shares, with the exception of Vanguard Tax-Managed Balanced Fund which offers only Investor Shares.

The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a single fund or class of shares.

SERVICE PROVIDERS

     CUSTODIAN. The Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as the Trust's custodian. The custodian is responsible for maintaining the Trust's assets and keeping all necessary accounts and records.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as the Trust's independent accountants. The accountants audit the Trust's financial statements and provide other related services.

     TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

CHARACTERISTICS OF THE TRUST'S SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Trust's shares, other than the possible future termination of the Trust or any of its funds. The Trust or any of its funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected fund. Unless terminated by reorganization or liquidation, the Trust and its funds will continue indefinitely.

     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Trust will not be personally liable for payment of the Trust's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Trust obligation only if the Trust itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a fund are entitled to receive any dividends or other distributions declared for such fund. No shares have priority or preference over any other shares of the same fund with respect to distributions. Distributions will be made from the assets of a fund, and will be paid ratably to all shareholders of the fund (or class) according to the number of shares of such fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or fund; or (iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove Trustees upon the written request of shareholders representing 10% or more of the Trust's net assets, and to change any fundamental policy of the Trust. Shareholders of the Trust receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the net assets of applicable funds of the Trust.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with shares of the Trust.

     CONVERSION RIGHTS. Shareholders of the Trust may convert their shares into another class of shares of the same fund upon the satisfaction of any then applicable eligibility requirements.

     REDEMPTION PROVISIONS. The Trust's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

     SINKING FUND PROVISIONS.  The Trust has no sinking fund provisions.

     CALLS OR ASSESSMENT. The Trust's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE TRUST

     Each Fund of the Trust intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund of the Trust must comply with certain requirements. If a fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                              INVESTMENT POLICIES

     The following policies supplement the investment policies set forth in the Trust's Prospectus:

REPURCHASE AGREEMENTS

     Each Fund of the Trust may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Trust's Board of Trustees will monitor each Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While each Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

LENDING OF SECURITIES

     Each Fund of the Trust may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure and the aggregate amount of such loans must be consistent with the Investment Company Act of 1940, and the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and
(d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by each Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Trust's Board of Trustees.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Trustees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

VANGUARD INTERFUND LENDING PROGRAM

     The SEC has issued an exemptive order permitting the Funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Boards of Trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the SEC's exemptive order.

ILLIQUID SECURITIES

     Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.

     Each Fund may invest in restricted, privately placed securities that, under SEC rules, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers, they may be considered illiquid securities -- meaning that they could be difficult for the Fund to convert to cash if needed.

     If a substantial market develops for a restricted security held by the Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Trust's Board of Trustees. While the Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the adviser's decisions. Several factors the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, WARRANTS, CONVERTIBLE SECURITIES AND SWAP AGREEMENTS

     Each Fund may enter into futures contracts, options, and options on futures contracts for several reasons: to simulate full investment in the underlying securities while retaining a cash balance for Fund management purposes, to facilitate trading, or to reduce transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency. Assets committed to futures contracts will be segregated to the extent required by law.

     Most futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their initial margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Funds intend to use futures contracts for bona fide hedging purposes only.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     A Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 3% of the market value of the Fund's total assets. In addition, a Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 5% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

     A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of a Fund are engaged in only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. A Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by each Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

OTHER TYPES OF DERIVATIVES

     In addition to futures and options, a Fund may invest in other types of derivatives, including warrants, swap agreements and partnerships or grantor trust derivative products. Derivatives are instruments whose value is linked to or derived from an underlying security. Derivatives may be traded separately on exchanges or in the over-the-counter market, or they may be imbedded in securities. The most common imbedded derivative is the call option attached to, or imbedded in, a callable bond. The owner of a traditional callable bond holds a combination of a long position in a non-callable bond and a short position in a call option on that bond.

     Derivative instruments may be used individually or in combination to hedge against unfavorable changes in interest rates, or to take advantage of anticipated changes in interest rates. Derivatives may be structured with no or a high degree of leverage. When derivatives are used as hedges, the risk incurred is that the derivative instrument's value may change differently than the value of the security being hedged. This "basis risk" is generally lower than the risk associated with an unhedged position in the security being hedged. Some derivatives may entail liquidity risk, i.e., the risk that the instrument cannot be sold at a reasonable price in highly volatile markets. Leveraged derivatives used for speculation are very volatile, and therefore, very risky. However, the Funds will only utilize derivatives for hedging or arbitrage purposes, and not for speculative purposes. Over-the-counter derivatives involve a counterparty risk, i.e., the risk that the individual or institution on the other side of the agreement will not or cannot meet their obligations under the derivative agreement.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS AND OTHER FEDERAL TAX MATTERS

     Except for transactions a Fund has identified as hedging transactions, a Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for a Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered qualifying income for purposes of the 90% requirement.

     A Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes including unrealized gains at the end of the Fund's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.

NON-INVESTMENT GRADE PURCHASES

     The Balanced Fund will invest 50-55% of its assets in municipal securities which provide interest exempt from Federal income taxes.

     The Fund may invest in municipal securities that are subject to the Alternative Minimum Tax (AMT). Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations are subject to the AMT -- a special tax system that ensures that individuals pay at least some federal taxes. Although AMT bond income is exempt from federal regular income tax, a very limited number of taxpayers who have many tax deductions may have to pay Alternative Minimum Tax on the income from bonds considered "tax-preference items."

     At least 75% of the municipal securities purchased by the Tax-Managed Balanced Fund must be rated in one of the top three ratings categories (Aaa, Aa, and A for Moody's, or AAA, AA, and A for Standard & Poor's). No more than 25% of the municipal securities purchased by the Fund will be rated Baa (by Moody's) or BBB (by Standard & Poor's.) Of that 25%, 5% may be lower-rated or unrated. Bonds rated below Baa (by Moody's) or BBB (by Standard & Poor's) may include bonds rated as low as C (by Moody's) or D (by Standard & Poor's.)

     In the event that a particular municipal security held by the Fund is downgraded below the minimum investment level permitted by the Fund's investment policies, the Trustees and Officers of the Trust will carefully assess the creditworthiness of the obligation to determine whether it continues to meet the policies and objectives of the Fund.

MUNICIPAL LEASE OBLIGATIONS

     Each Fund of the Trust may invest in municipal lease obligations. These securities are sometimes considered illiquid because of the inefficiency and thinness of the market in which they are traded. Under the supervision of the Trust's Board of Trustees, the Fixed Income Group may determine to treat certain municipal lease obligations as liquid, and therefore not subject to the Trust's 15% limit on illiquid securities. The factors that the Fixed Income Group may consider in making these liquidity determinations include: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to underwrite and make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
(5) factors unique to a particular security, including general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the Fund.

     In the case of any unrated municipal lease obligations, a Fixed Income Group analyst will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. In addition, the Fixed Income Group's liquidity determinations will incorporate those factors mentioned above.

                               PURCHASE OF SHARES

     The Trust reserves the right in its sole discretion: (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Trust, and (iii) to reduce or waive the minimum investment for or any other restriction on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Trust's shares.

                              REDEMPTION OF SHARES

     Each Fund of the Trust may suspend redemption privileges or postpone the date of payment: (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     A redemption fee of 2% of the value of a Fund's shares redeemed will be deducted from the redemption proceeds if shares held for less than one year are redeemed. A redemption fee of 1% of the value of shares redeemed will be deducted from the redemption proceeds if shares held for at least one year but less than five years are redeemed. These fees are paid directly to the Fund. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by a Fund. In the event of an early redemption due to a shareholder's death, all redemption fees will be waived. In order to substantiate the death, a certified copy of the death certificate must be provided.

                                  SHARE PRICE

     Vanguard Tax-Managed Balanced Fund's share price or "net asset value" per share is calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The share price or "net asset value" per share for Vanguard Tax-Managed Growth and Income Fund, Vanguard Tax-Managed Capital Appreciation Fund, and Vanguard Tax-Managed Small-Cap Fund is calculated by dividing the net assets attributed to each share class by the total number of shares outstanding for each share class. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

     Portfolio securities for which market quotations are readily available (which include those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

     Short-term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

     Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.

     Other assets and securities for which no quotations are available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

     The share price for each Fund can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds."

                       FUNDAMENTAL INVESTMENT LIMITATIONS

     The Funds are subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the affected Fund's shares. For these purposes, a "majority" of a Fund's shares means shares representing the lesser of: (i) 67% or more of the votes cast to approve a change, so long as shares representing more than 50% of the Fund's net asset value are present or represented by proxy; or (ii) more than 50% of a Fund's net asset value.

     BORROWING. Each Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. Each Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. Each Fund may not invest in commodities or commodity contracts, except that it may invest in stock and bond futures contracts, options, and options on futures contracts. No more than 3% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 5% of a Fund's total assets may be invested in futures contracts at any time.

     DIVERSIFICATION. With respect to 75% of its total assets, each Fund may not; (i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

     ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.

     INVESTING FOR CONTROL. Each Fund may not invest in a company for purposes of controlling its management.

     INVESTMENT COMPANIES. Each Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets approved by the Fund's shareholders, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares a Fund acquires pursuant to
Section 12 must have investment objectives and investment policies consistent with those of the Fund.

     LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors, by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Funds' investment policies relating to commodities.

     PLEDGING ASSETS. Each Fund may not pledge, mortgage or hypothecate more than 15% of its net assets.

     REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and, in the case of Tax-Managed Balanced Fund, bonds secured by real estate.

     SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. Each Fund will not be considered an underwriter when disposing of its investment securities.

     The investment limitations set forth above are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

     None of these limitations prevents the Fund from participating in The Vanguard Group, Inc. ("Vanguard"). As a member of The Vanguard Group of Investment Companies, the Trust may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Trust" for more information.

                            MANAGEMENT OF THE TRUST
OFFICERS AND TRUSTEES

     The Officers of the Trust manage its day-to-day operations and are responsible to the Trust's Board of Trustees. The Trustees set broad policies for the Trust and choose its Officers. The following is a list of the Trustees and Officers of the Trust and a statement of their present positions and principal occupations during the past five years. As a group, the Trust's Trustees and Officers own less than 1% of the outstanding shares of each Fund of the Trust. Each Trustee also serves as a Director of the Vanguard Group, Inc., and as a Trustee of each of the 36 investment companies administered by Vanguard (35 in the case of Mr. Malkiel and 28 in the case of Mr. MacLaury). The mailing address of the Trustees and Officers of the Trust is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, (DOB: 5/8/1929) Senior Chairman and Trustee*
Senior Chairman and Director of The Vanguard Group, Inc. and Trustee of each of the investment companies in The Vanguard Group; Director of The Mead Corp. (Paper Products), General Accident Insurance, and Chris-Craft Industries, Inc. (Broadcasting & Plastics Manufacturer).

JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer & Trustee* Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee
Vice President, Chief Information Officer, and member of the Executive Committee of Johnson and Johnson (Pharmaceuticals/Consumer Products), Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., Women First HealthCare, Inc. (Research and Education Institution), Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee
President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co. (Investment Management), The Jeffrey Co. (Holding Company), and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee
Chairman, President, Chief Executive Officer, and Director of NACCO Industries (Machinery/Coal/ Appliances); Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals), and The Standard Products Co. (Rubber Products Company).

JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee
President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group); Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries (Machinery/Coal/ Appliances), and Newfield Exploration Co. (Energy); formerly, Director and Senior Partner of McKinsey & Co., and President of New York University.

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, (DOB 3/2/1936) Trustee
Chairman and Chief Executive Officer of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engine Company), and The Mead Corp. (Paper Products); and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*
Managing Director of The Vanguard Group, Inc., Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer*
Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

ROBERT D. SNOWDEN, (DOB: 9/4/1961) Controller*
Principal of The Vanguard Group, Inc., Controller of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------

*Officers of the Trust are "interested persons" as defined in the Investment Company Act of 1940.

THE VANGUARD GROUP

     The Trust is a member of The Vanguard Group of Investment Companies which consists of more than 35 investment companies (the "Trusts"). Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Trust and the other Trusts in The Vanguard Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard Trusts including Vanguard Tax-Managed Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Trusts and also furnishes the Trusts with necessary office space, furnishings and equipment. Each Trust pays its share of Vanguard's total expenses which are allocated among the Trusts under methods approved by the Trustees of each Trust. In addition, each Trust bears its own direct expenses, such as legal, auditing and custodian fees.

     Vanguard adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain Officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines similar to, and in many cases more restrictive than, those recommended by a blue ribbon panel of mutual fund industry executives.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the Trusts. The amounts which each of the Trusts has invested are adjusted from time to time in order to maintain the proportionate relationship between each Trust's relative net assets and its contribution to Vanguard's capital. The Amended and Restated Funds' Service Agreement provides for the following arrangement: (1) each Vanguard Trust may be called upon to invest a maximum of 0.40% of its assets in Vanguard and (2) there is no restriction on the maximum cash investment that the Vanguard Trusts may make in Vanguard. At December 31, 1998, the Trust had contributed capital of $490,000 to Vanguard, representing 0.02% of the Trust's net assets and 0.70% of Vanguard's capitalization.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Trusts by third parties. During the last three fiscal years, the Funds' allocated share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) were:


                                                         FISCAL YEAR ENDED
                                                            DECEMBER 31,
                                                 ----------------------------------
FUND                                               1996        1997         1998
----                                             --------    --------    ----------
Tax-Managed Balanced Fund......................  $ 21,000    $101,000    $  205,000
Tax-Managed Growth and Income Fund.............   220,000     501,000     1,425,000
Tax-Managed Capital Appreciation Fund..........   581,000     962,000     1,804,000
Tax-Managed Small-Cap Fund.....................       N/A         N/A           N/A


     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned Subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the Trusts in the Group. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The Trustees and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Trust, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Trusts based upon their relative net assets. The remaining one half of these expenses is allocated among the Trusts based upon each Trust's sales for the preceding 24 months relative to the total sales of the Trusts as a Group, provided, however, that no Trust's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for The Vanguard Group, and that no Trust shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the last three fiscal years, the Funds' incurred the following approximate amounts of The Vanguard Group's distribution and marketing expenses:


                                                           FISCAL YEAR ENDED
                                                             DECEMBER 31,
                                                    -------------------------------
FUND                                                 1996        1997        1998
----                                                -------    --------    --------
Tax-Managed Balanced Fund.........................  $13,000    $ 23,000    $ 37,000
Tax-Managed Growth and Income Fund................   39,000      87,000     199,000
Tax-Managed Capital Appreciation Fund.............   99,000     164,000     240,000
Tax-Managed Small-Cap Fund........................      N/A         N/A         N/A


     INVESTMENT ADVISORY SERVICES. Vanguard's Core Management Group provides investment advisory services to the Trust. These services are provided on an at-cost basis by Vanguard's Core Management Group and Vanguard's Fixed Income Group. The compensation and other expenses of this staff are paid by the funds and trusts utilizing these services. During the last three fiscal years, the Funds paid approximately the following amounts for investment advisory services:


                                                            FISCAL YEAR ENDED
                                                              DECEMBER 31,
                                                      -----------------------------
FUND                                                   1996       1997       1998
----                                                  -------    -------    -------
Tax-Managed Balanced Fund...........................  $24,000    $19,000    $39,000
Tax-Managed Growth and Income Fund..................   12,000     12,000     29,000
Tax-Managed Capital Appreciation Fund...............   21,000     12,000     29,000
Tax-Managed Small-Cap Fund..........................      N/A        N/A        N/A


TRUSTEE COMPENSATION

     The individuals in the following table serve as Trustees of all Vanguard Trusts, and each Trust pays a proportionate share of the Trustees' compensation. The Trusts employ their Officers on a shared basis, as well. However, Officers are compensated by The Vanguard Group, Inc., not the Trusts.

     INDEPENDENT TRUSTEES.  The Trusts compensate their independent
Trustees -- that is, the ones who are not also Officers of the Trust -- in three ways:

     - The independent Trustees receive an annual fee for their service to the Trusts, which is subject to reduction based on absences from scheduled Board meetings.

     - The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

     - Upon retirement, the independent Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each Trustee's death.

     "INTERESTED" TRUSTEES. The Trust's interested Trustees -- Messrs. Bogle and Brennan -- receive no compensation for their service in that capacity. However, they are paid in their role as Officers of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the Trustees. For the Trust, we list the amounts paid as compensation and accrued as retirement benefits by the Trust for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard Trusts upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard Trusts. All information shown is for the fiscal year ended December 31, 1998.

                           VANGUARD TAX-MANAGED FUNDS
                               COMPENSATION TABLE

                                  AGGREGATE     PENSION OR RETIREMENT       ESTIMATED         TOTAL COMPENSATION
                                 COMPENSATION    BENEFITS ACCRUED AS     ANNUAL BENEFITS   FROM ALL VANGUARD TRUSTS
       NAME OF TRUSTEES           FROM TRUST    PART OF TRUST EXPENSES   UPON RETIREMENT     PAID TO TRUSTEES(1)
       ----------------          ------------   ----------------------   ---------------   ------------------------
John C. Bogle..................      None                None                   None                  None
John J. Brennan................      None                None                   None                  None
Barbara Barnes
  Hauptfuhrer(2)...............      $397                 $54                $15,000               $75,000
JoAnn Heffernan Heisen.........      $199                 $23                $15,000               $37,500
Robert E. Cawthorn(2)..........      $166                 $36                $ 6,000               $31,250
Bruce K. MacLaury..............      $418                 $40                $12,000               $70,000
Burton G. Malkiel..............      $400                 $39                $15,000               $75,000
Alfred M. Rankin, Jr...........      $397                 $28                $15,000               $75,000
John C. Sawhill................      $397                 $36                $15,000               $75,000
James O. Welch, Jr.............      $397                 $41                $15,000               $75,000
J. Lawrence Wilson.............      $397                 $30                $15,000               $75,000

(1) The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 36 Vanguard Trusts (35 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).

(2) Mr. Cawthorn and Mrs. Hauptfuhrer have retired from the Trust's Board, effective May 31, 1998 and December 31, 1998, respectively.

                             PORTFOLIO TRANSACTIONS

     In placing portfolio transactions, Vanguard uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available are considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration will be given to those brokers which supply statistical information and provide other services in addition to execution services to the Funds.

     During the fiscal years ended December 31, 1996, 1997, and 1998, the Funds paid the following amounts as brokerage commissions:

                                                          FISCAL YEAR ENDED
                                                             DECEMBER 31,
                                                   --------------------------------
                      FUND                           1996        1997        1998
                      ----                         --------    --------    --------
Tax-Managed Balanced Fund........................  $  5,597    $  5,702    $ 13,946
Tax-Managed Growth and Income Fund...............    46,021      59,026     126,509
Tax-Managed Capital Appreciation Fund............   157,661     104,994     203,201
Tax-Managed Small-Cap Fund.......................       N/A         N/A         N/A

                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member trusts of The Vanguard Group of Investment Companies. Each of the investment company members, including each Fund of Vanguard Tax-Managed Funds, may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

     STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

     STANDARD & POOR'S 500/BARRA VALUE INDEX -- consists of the stocks in the S&P 500 Index with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.

     STANDARD & POOR'S MIDCAP 400 INDEX -- is composed of 400 medium sized domestic stocks.

     STANDARD & POOR'S SMALLCAP 600 INDEX -- is composed of 600 small sized domestic stocks.

     STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX -- contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

     STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX -- contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

     RUSSELL 1000 VALUE INDEX -- consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

     WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

     WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

     RUSSELL 1000 INDEX -- consists of approximately 1,000 large and medium capitalization stocks.

     RUSSELL 2000 INDEX -- is composed of approximately 2,000 small capitalization stocks.

     RUSSELL 3000 INDEX -- consists of approximately 3,000 large, medium and small capitalization stocks.

     MORGAN STANLEY CAPITAL INTERNATIONAL -- SELECT EMERGING MARKETS INDEX -- is an unpublished index which includes common stocks of companies located in the countries 12 emerging markets.

     MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia and the Far East.

     GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

     SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly-issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND INDEX -- is a market-weighted index that contains approximately 4700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage passthrough securities.

     LEHMAN LONG-TERM TREASURY BOND INDEX -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

     MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX -- consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.

     LEHMAN CORPORATE (Baa) BOND INDEX -- all publicly-offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

     LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issued rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

     BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current-coupon high grade general-obligation municipal bonds.

     STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield of four high grade, non-callable preferred stock issues.

     NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

     COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

     COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

     LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

     LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

     LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The Index has a market value of over $1.6 trillion.

     LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE
INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The Index has a market value of over $700 billion.

     LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The Index has a market value of over $900 billion.

     LEHMAN BROTHERS MUNICIPAL BOND INDEX -- is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market.

     LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

     LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

     LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

     LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

     LIPPER GENERAL EQUITY FUND AVERAGE -- an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

     LIPPER FIXED INCOME FUND AVERAGE -- an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

     MARKETING AND ADVERTISING MATERIALS FOR THE VANGUARD TAX-MANAGED FUNDS MAY FROM TIME TO TIME REFERENCE DATA FROM THE FOLLOWING STUDIES.

     Joel M. Dickson and John B. Shoven, "Ranking Mutual Funds on an After Tax Basis," Center for Economic Policy Research, Publication Number 344, April 1993.

                             YIELD AND TOTAL RETURN

SEC YIELD

     Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2[((a-b)/cd+1)(6)-1]

          Where:

             a    =    dividends and interest earned during the period
             b    =    expenses accrued for the period (net of reimbursements)
             c    =    the average daily number of shares outstanding during the
                       period that were entitled to receive dividends
             d    =    the maximum offering price per share on the last day of the period

     The yield* of each Fund's Investor Shares (except Tax-Managed Small-Cap
Fund) for the 30-day period ended December 31, 1998 was as follows:

Tax-Managed Balanced Fund...................................    2.20%
Tax-Managed Growth and Income Fund..........................    1.16%
Tax-Managed Capital Appreciation Fund.......................    0.48%

*Yield is calculated daily.

AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in fund shares. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)(1/n)-1

          Where:

             T    =    average annual total return
             P    =    a hypothetical initial investment of $1,000
             n    =    number of years
             ERV  =    ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

CUMULATIVE TOTAL RETURN

     Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P)-1

          Where:

             C    =    cumulative total return
             P    =    a hypothetical initial investment of $1,000
             ERV  =    ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

     The average annual total return of each Fund's Investor Shares (except Tax-Managed Small-Cap Fund) for the one year period ended December 31, 1998 and since its September 6, 1994 inception was as follows:

                                                  ONE YEAR ENDED       SINCE INCEPTION
                                                 DECEMBER 31, 1998    SEPTEMBER 6, 1994
                                                 -----------------    ------------------
Tax-Managed Balanced Fund......................        16.93%               15.71%
Tax-Managed Growth and Income Fund.............        28.67%               27.48%
Tax-Managed Capital Appreciation Fund..........        27.95%               25.14%

     The Trust had a subscription period for these Funds from July 25, 1994, to September 5, 1994, during which time all assets were held in money market instruments. Performance measurement begins September 6, 1994.

                              FINANCIAL STATEMENTS

     The Trust's financial statements as of and for the year ended December 31, 1998, appearing in the Vanguard Tax-Managed Funds' 1998 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the Funds' performance, please see the 1998 Annual Report to Shareholders, which may be obtained without charge.

         APPENDIX A -- DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS

     Vanguard Tax-Managed Balanced Fund invests 50-55% of its assets in municipal bonds and other municipal securities.

     Municipal Bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Trust may also invest in tax-exempt industrial development bonds, short-term municipal obligations, demand notes and tax-exempt commercial papers.

     Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes.

     Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Fund will invest are payable on not more than 397 days' notice. Each note purchased by the Fund will meet the quality criteria set out above for the Fund.

     The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions of the quality of the Municipal Bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Fund.

     The Fund may purchase municipal bonds subject to so-called "demand features." In such cases the Fund may purchase a security that is nominally long-term, but has many of the features of shorter-term securities. By virtue of this demand feature, the security will be deemed to have a maturity date that is earlier than its stated maturity rate.

     Municipal Bonds are sometimes purchased on a "when issued" basis meaning the Fund has committed to purchasing certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

     From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Fund to achieve its investment objective. In that event, the Trust's Trustees and Officers would reevaluate the Fund's investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

     Similarly, from time to time proposals have been introduced before State and local legislatures to restrict or eliminate the State and local income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Fund to achieve its investment objective. In that event, the Trust's Trustees and Officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objectives and policies.

     Excerpts from Moody's Investors Service, Inc.'s Municipal Bond ratings:
Aaa -- judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure; Aa -- judged to be of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated Municipal Bonds; together with Aaa group they comprise what are generally known as "high grade bonds"; A -- possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated Municipal Bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa -- considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba -- protection of principal and interest payments may be very moderate; judged to have speculative elements; their future cannot be considered as well-assured; B -- lack characteristics of a desirable investment; assurance of interest and principal payments over any long period of time may be small; Caa -- poor standing; may be in default or there may be present elements of danger with respect to principal and interest; Ca -- speculative in a high degree; often in default; C -- lowest rated class of bonds; issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.

     Description of Moody's ratings of state and municipal notes: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used will be as follows:
MIG-1 -- Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both: MIG-2 -- High quality with margins of protection ample although not so large as in the preceding group.

     Description of Moody's highest commercial paper rating: Prime-1
("P-1") -- judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

     Excerpts from Standard & Poor's Corporation's Municipal Bond ratings:
AAA -- has the highest rating assigned by S&P; extremely strong capacity to pay principal and interest; AA -- has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A -- has a strong capacity to pay principal and interest, although somewhat more susceptible to the adverse changes in circumstances and economic conditions; BBB -- regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category;
BB -- B -- CCC -- CC -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligations; BB is being paid; D -- in default, and payment of principal and/or interest is in arrears.

     The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Excerpt from Standard & Poor's Corporation's rating of municipal note issues: SP-1+ -- very strong capacity to pay principal and interest;
SP-1 -- strong capacity to pay principal and interest.

     Description of S&P's highest commercial papers ratings: A-1+ -- This designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- This designation indicates the degree of safety regarding timely payments is very strong.